UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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SKILLZ INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 30, 2026
Dear Fellow Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Skillz Inc. (the “Company,” “Skillz,” “we,” “our” or “us”) to be held through a virtual web conference at www.virtualshareholdermeeting.com/SKLZ2026 on June 18, 2026, at 10:00 a.m. Pacific Time. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit questions during the meeting by logging in to the website listed above using your 16-digit control number, which can be found on your proxy card or on any additional voting instructions accompanying these proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are admitted when the meeting starts.
You are being asked at the Annual Meeting to vote on the following matters:
1.	To elect the directors and nominees named in this proxy statement to serve on the Board of Directors (the “Board”);
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	To approve an amendment to the Skillz Inc. 2020 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance under the Skillz Inc. 2020 Omnibus Incentive Plan; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
We have elected to provide our proxy materials to our stockholders over the Internet as permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”). As a result, we are mailing most of our stockholders a paper copy of the Notice of Internet Availability of Proxy Materials, or the Notice (the “Notice”), but not a paper copy of our proxy statement and our 2025 Annual Report to Stockholders. The proxy statement and annual report to stockholders are available at http://www.proxyvote.com/. This process allows us to provide our proxy materials to our stockholders in a timelier and more readily accessible manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2025 Annual Report to Stockholders and a form of proxy card or voting instruction card. All stockholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail.
We encourage you to vote your shares prior to the Annual Meeting. You may vote your shares through one of the methods described in the enclosed proxy statement. We strongly urge you to read the accompanying proxy statement carefully and to vote FOR the nominees proposed by the Board of Directors and FOR the other proposals by following the voting instructions contained in the proxy statement.
Sincerely,

Andrew Paradise
Chief Executive Officer and Chairman of the Board of Directors
The proxy materials are being mailed or made available to stockholders on April 30, 2026.

6625 Badura Ave
Las Vegas, Nevada 89118
NOTICE OF 2026 ANNUAL MEETING
OF STOCKHOLDERS
To Be Held on June 18, 2026

The Annual Meeting of Stockholders (the “Annual Meeting”) of Skillz Inc. (the “Company,” “Skillz,” “we,” “our” or “us”) will be held on Thursday, June 18, 2026, at 10:00 a.m. Pacific Time, through a virtual web conference. Online check-in will be available beginning at 9:30 a.m. Pacific Time. Please allow ample time for the online check-in process. The items of business are:
		Date:	June 18, 2026
		Time:	10:00 a.m. Pacific Time (1:00 p.m. Eastern Time)
1.	Election of the directors and nominees named in this proxy statement to serve on the Board;	Record Date:	April 24, 2026
2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;	Virtual Meeting Site:	www.virtualshareholder meeting.com/SKLZ2026
3.	Approval of an amendment to the Skillz Inc. 2020 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance under the Skillz Inc. 2020 Omnibus Incentive Plan; and
IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL PROMPTLY VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, MAIL, OR VIA THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our Board has fixed the close of business on April 24, 2026, as the record date (the “Record Date”) for determining holders of our Common Stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. To participate in the Annual Meeting, you will need your 16-digit control number, which can be found on your proxy card or on any additional voting instructions accompanying these proxy materials.
We have elected to provide our proxy materials to our stockholders over the Internet as permitted by the rules of the SEC. As a result, we are mailing most of our stockholders a paper copy of the Notice, but not a paper copy of the proxy materials. This process allows us to provide our proxy materials to our stockholders in a timelier and more readily accessible manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet, and how to request a paper copy of the proxy materials. All stockholders who have previously elected to receive a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail until the stockholder terminates such election.
We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of the Notice. If you would like to reduce the environmental impact and the costs incurred by us in printing and distributing the proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card.
By Order of the Board,

Andrew Paradise
Chief Executive Officer and Chairman of the Board of Directors
Date: April 30, 2026

ELECTION OF DIRECTORS (PROPOSAL NO. 1)	1
DIRECTORS AND MANAGEMENT	2
Director Biographical Information	2
Executive Officers of the Company	6
CORPORATE GOVERNANCE	7
Structure of the Board	7
Criteria for Selection of Directors	7
Committees of the Board	7
Board and Committee Self-Evaluations	8
Controlled Company Exemption	8
Independence of Directors	9
Board’s Role in Risk Oversight	9
Other Board Information	10
Recommendation of Directors by Stockholders	11
Director Compensation Program	12
2025 Director Compensation Table	13
Security Ownership of Certain Beneficial Owners, Directors and Management	14
Delinquent Section 16(a) Reports	15
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	16
EXECUTIVE COMPENSATION	17
Report of the Compensation Committee	17
2025 Summary Compensation Table and Related Narrative	24
Outstanding Equity Awards at 2025 Fiscal Year-End	25
Potential Payments upon Termination	26
Executive Officer and Director Hedging Policy	28
Pay Versus Performance	29
Equity Compensation Plan Information	34
AUDIT COMMITTEE REPORT	36
FEES OF INDEPENDENT ACCOUNTANTS	37
Pre-Approval Policies and Procedures	37
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026 (PROPOSAL NO. 2)	38
APPROVAL OF AMENDMENT TO THE SKILLZ INC. 2020 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE SKILLZ INC. 2020 OMNIBUS INCENTIVE PLAN (PROPOSAL NO. 3)	39
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	44
STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING OF STOCKHOLDERS	48
OTHER MATTERS	48
APPENDIX A	A-1

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ELECTION OF DIRECTORS
(PROPOSAL NO. 1)
Upon the recommendation of our Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board has nominated the eight individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of stockholders in 2027 or until their successors, if any, are elected or appointed. Our Fifth Amended and Restated Certificate of Incorporation (the “Charter”) and our Amended and Restated Bylaws (“Bylaws”) provide for the annual election of directors. Each director nominee must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). Unless contrary instructions are given, the shares represented by your proxy will be voted FOR the election of all director nominees.
Our Chief Executive Officer and Chairman of the Board, Mr. Paradise, beneficially owns 100% of the Company’s Class B Common Stock and controls a majority of the voting power of all outstanding capital stock. As a result, Mr. Paradise has the power to elect each of the nominees named in this proxy statement.
All of the director nominees listed below have consented to being named in this proxy statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by the Board. Alternatively, the Board may reduce the number of directors to be elected at the Annual Meeting.

Name	Position	Audit Committee	Compensation Committee	Nominating Committee
Andrew Paradise	Chief Executive Officer and Chairman of the Board			C
Anthony Cabot	Independent Director			X
Casey Chafkin	Director			X
Henry Hoffman	Independent Director	X	C
Alexander Mandel	Independent Director	C
Gary Vecchiarelli	Independent Director	X	X
Kent Wakeford	Independent Director
Shannon Demus	Independent Director	X

“C” = Chair of Committee
“X” = Member of Committee
Biographical information relating to each of the director nominees is set forth below under “Directors and Management” and incorporated by reference herein.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

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DIRECTORS AND MANAGEMENT
Director Biographical Information
The names of our directors, certain biographical information about our directors, and the experiences, qualifications, attributes or skills that the Nominating Committee considered when recommending the directors for nomination, are set forth below. Ages are as of April 30, 2026.

ANDREW PARADISE Chief Executive Officer and Chairman of the Board Age: 44 Board Committees: • Nominating Committee (Chair)

Mr. Paradise is our Chief Executive Officer, Chairman of the Board, and founder. Since co-founding Skillz in 2012, he has grown the company into the first publicly traded mobile games platform, hosting billions of tournaments and distributing millions in prizes each month. Prior to Skillz, Mr. Paradise founded AisleBuyer, a mobile self-checkout company acquired by Intuit (NASDAQ: INTU) in 2012. Earlier in his career, Mr. Paradise worked in private equity and venture capital. He holds approximately 90 patents to his name and 112 patents pending worldwide. Mr. Paradise’s industry experience, leadership abilities and strategic insight make him a valued member of the Board.

CASEY CHAFKIN Director Age: 41 Board Committees: • Nominating Committee

Mr. Chafkin has served on the Board since the establishment of Skillz’s Board and is a co-founder of the Company. Since its founding in 2012 until August 2024, Mr. Chafkin served the Company in a variety of C-Suite roles, including as Chief Strategy Officer, where Mr. Chafkin was responsible for significant growth of the business. Prior to Skillz, Mr. Chafkin was the VP of Business Development for AisleBuyer (now Intuit GoPayment) (NASDAQ: INTU) from 2010 to 2012. He is an expert in mobile payments and performance marketing. Mr. Chafkin received his B.S. in economics from Duke University and his MBA from Harvard Business School. As a leader, entrepreneur, and co-founder, Mr. Chafkin has been featured in outlets such as CNBC, VentureBeat, and Silicon Valley Business Journal. Mr. Chafkin’s leadership and business experience, along with his experience in the industry make him a valued member of the Board.

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HENRY HOFFMAN Director Age: 42 Board Committees: • Audit Committee • Compensation Committee

Mr. Hoffman has served on the Board since August 2022. Mr. Hoffman is a Partner at SL Advisors, Portfolio Manager of the SL Advisors MLP & Infrastructure SMA strategies and also Co-Portfolio Manager of the Catalyst Energy Infrastructure Fund. Mr. Hoffman is co-creator of the American Energy Indices, with a deep passion for the energy infrastructure space. Mr. Hoffman has been with SL Advisors since 2010. Before joining SL Advisors, Mr. Hoffman worked as a buy-side equity analyst for PNC Capital Advisors and a private equity real estate analyst for PNC Realty Investors. Mr. Hoffman graduated from Duke University with a Bachelor of Science in economics and a minor in chemistry. Mr. Hoffman’s extensive experience in the financial services industry makes him a valued member of the Board.

ANTHONY CABOT Director Age: 69 Board Committees: • Nominating Committee

Mr. Cabot has served on the Board since October 2024. Anthony Cabot held the position of Distinguished Fellow of Gaming Law at the UNLV Boyd School of Law until May 2023, overseeing the esteemed gaming law program. For over two decades, he shared his expertise not only with students but also with legislators and regulators worldwide. Prior to transitioning to academia full-time in March 2018, Professor Cabot spent 37 years practicing gaming law. Notably, he chaired the gaming law practice and served on the executive committee at Lewis Roca Rothgerber Christie LLP. Since the outset of his career in 1981, Professor Cabot has been instrumental in shaping significant gaming legislation both domestically in Nevada and on the international stage. Known for his prolific writing, he has authored or edited thirteen books on gaming-related topics, including “Sports Wagering in America: Policies, Economics, and Regulation” (2018), “Regulating Land-based Casinos” (2nd ed. 2018), “The Law of Gambling and Regulated Gaming: Cases and Materials” (3rd ed. 2021), “Regulating Internet Gaming: Challenges and Opportunities” (2013), and “Practical Casino Math” (2nd ed. 2005). Additionally, he is a founding member and former president of the International Masters of Gaming Law. Mr. Cabot’s decades of gaming law experience, coupled with his deep understanding of real money gaming, makes him a valued member of the Board.

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ALEXANDER MANDEL Director Age: 56 Board Committees: • Audit Committee (Chair)

Mr. Mandel has served on the Board since January of 2023 and is an independent financial consultant. Mr. Mandel holds a Directorship Certification® (NACD.DC™ from the National Association of Corporate Directors. Mr. Mandel previously served as Chief Financial Officer of the Influential Network Inc., a privately-held influencer marketing company, from January 2022 through September 2023, and as Interim Chief Financial Officer through December 2023. From January 2019 through December 2021, he served as Chief Financial Officer of Fluent, Inc. (NASDAQ: FLNT) and as an independent financial consultant to the company from July 2018 through December 2018. From February 2016 to June 2018, Mr. Mandel served as the Chief Financial Officer of IAC Applications, a division of IAC/InterActiveCorp (NASDAQ: IAC). From 2010 to 2015, Mr. Mandel was employed by LendingTree, Inc. (NASDAQ: TREE), including as its Chief Financial Officer from 2012 to 2015. He was a Managing Director at Centerview Partners LLC, an investment banking advisory firm in New York City, from 2008 to 2010. Prior to that, Mr. Mandel held various positions at investment banking firm Bear, Stearns & Co. Inc. from 1996 to 2008, including Managing Director beginning in 2003. He received his Bachelor of Arts in Economics from Tufts University and his Masters of Business Administration from Columbia Business School. Mr. Mandel’s decades of financial experience, coupled with his deep understanding of user acquisition, makes him a valued member of the Board.

GARY VECCHIARELLI Director Age: 48 Board Committees: • Audit Committee • Compensation Committee

Mr. Vecchiarelli has served on the Board since December 2025 and is an independent financial consultant. Mr. Vecchiarelli, is currently Chief Financial Officer of CleanSpark, Inc. (NASDAQ:CLSK). CleanSpark is one of the world’s largest bitcoin miners and corporate holders of bitcoin. He has served as CFO since joining CleanSpark in December 2021 and has more than two decades of experience across finance and accounting leadership roles. He has guided CleanSpark through numerous acquisitions, equity capital raises, and strategic debt financings. His financial leadership has helped build CleanSpark’s strong balance sheet enabling it to become one of the largest corporate holders of bitcoin. Prior to CleanSpark, Gary held senior positions with multiple publicly traded, high-growth companies. Mr. Vecchiarelli opened BDO USA LLP’s Las Vegas audit practice, where he served as Manager from 2008 through 2011, before leading finance operations as Chief Financial Officer of Galaxy Gaming, Inc. (OTC: GLXZ) from May 2012 through December 2016, and then served as Senior Vice President of Finance at Golden Entertainment, Inc. (NASDAQ:GDEN) from January 2017 through February 2019. He took the position of Chief Financial Officer for Imatrex, Inc., a high-tech medical imaging solutions company from July 2019 to September 2021. Mr. Vecchiarelli holds a bachelor’s degree in business administration with a concentration in accounting from California State University at San Jose. Mr. Vecchiarelli has been a licensed CPA since 2006 and has active licenses in the states of California and Nevada. In 2014, Mr. Vecchiarelli was named to the 2014 Class of Las Vegas’s “40 under 40” list of accomplished young professionals by VEGAS INC. magazine. Since 2014, Mr. Vecchiarelli has served on the board of directors for the Las Vegas Chapter of Financial Executives International and was President of the chapter from 2016-2017. Since 2018, Mr. Vecchiarelli has also been a member of the board of directors for Doral Academies of Las Vegas, one of the top charter school systems in the state of Nevada. The Company believes that Mr. Vecchiarelli’s decades of financial experience, coupled with his strong background in emerging technologies, will make him a valued member of the Board.

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KENT WAKEFORD Director Age: 57 Board Committees: • Audit Committee • Compensation Committee

Mr. Wakeford has been an independent director of Skillz since 2020 and has more than 20 years of experience in the technology, digital media, ad tech, gaming and esports industries. Mr. Wakeford has co-founded multiple companies, including Gen.G Esports (“Gen.G”), tvScientific, Colossal Inc. (“Colossal”), Integral Ad Science, and Rally Networks. Mr. Wakeford currently serves as Co-Chief Executive officer of Form Bio since 2022 and as a director of tvScientific since 2017. Since February 2025, Mr. Wakeford also has been a member of the Aarki board of directors and since July 2025, as a member of the UCLA Board of Advisors. Mr. Wakeford previously served as Chief Operating Officer of Colossal from March 2021 to September 2022 and in various roles at Gen.G, including President, Chief Operating Officer and Vice Chairman of the Board of Directors, from June 2017 to October 2022. He has extensive experience in the game industry having served as Chief Operating Officer of Kabam from 2014 to 2017, where he helped grow Kabam to a globally diverse game company with over 1,000 employees in seven countries. Kabam games were played by over 500 million people around the world and generated over a billion dollars in revenue. Mr. Wakeford helped lead the sale of Kabam to Netmarble Games for $800 million. Mr. Wakeford is a co-inventor on over 80 issued patents in the game industry and a prolific industry spokesperson featured in Bloomberg, CNBC, The Wall Street Journal, Los Angeles Times, and ESPN. Mr. Wakeford received an undergraduate degree from the University of California, Los Angeles and a Juris Doctor from the University of Southern California. Mr. Wakeford’s leadership experience and industry experience make him a valued member of the Board.

Shannon Demus Director Age: 37 Board Committees: • Audit Committee

Ms. Demus has served on the Board since February 2026 and has been nominated for election to serve as an independent director of the Board. Ms. Demus is currently Chief Financial Officer – Americas of Light & Wonder Ltd. (ASX: LNW), a global, multi-billion-dollar market-capitalization company—formerly known as Scientific Games—that develops content, hardware, and systems for land-based casinos, digital gaming, and mobile applications. In her role, Ms. Demus oversees regional finance operations across the Americas, including financial planning and analysis, cash flow management, and strategic initiatives. During her tenure at Light & Wonder, she has supported numerous strategic acquisitions and a major corporate restructuring, including divestitures, debt reductions, and refinancing initiatives. Ms. Demus has broad financial leadership experience across the gaming, technology, and entertainment industries. Prior to joining Light & Wonder, Ms. Demus held financial roles at Aristocrat Technologies Ltd. (ASX: ALL) and MGM Resorts International (NYSE: MGM). Across her roles, Ms. Demus has developed deep expertise in cost optimization, capital allocation, strategic planning, and mergers and acquisitions within complex, large scale operating environments. Ms. Demus holds a Master of Business Administration degree from the UCLA Anderson School of Management and a Bachelor of Science degree in Business Administration from the Marshall School of Business at the University of Southern California. In 2024, Ms. Demus was named to VEGAS INC magazine’s “40 Under 40” list of accomplished young professionals. Ms. Demus also serves as a board member and corporate officer of United Way of Southern Nevada, a leading nonprofit organization focused on improving education, financial stability, and health outcomes in the community. The Company believes that Ms. Demus’s extensive financial leadership experience, transaction expertise, and industry knowledge will make her a valuable member of the Board.

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Executive Officers of the Company (as of April 30, 2026)

Andrew Paradise Chief Executive Officer Age: 44	See “Directors and Management-Director Biographical Information” above for a description of Mr. Paradise’s experience.

Gaetano Franceschi Chief Financial Officer Age: 54
Mr. Franceschi joined the Company in January 2024 to serve as the Chief Financial Officer of the Company. Prior to joining Skillz, Mr. Franceschi served as the Senior Vice President and Head of Finance of Compass from March 2023 until December 2023, where he also served as the Vice President and Head of Finance from May 2021 to February 2023. Prior to Compass, a real estate technology company, Mr. Franceschi served as the CFO of Amazon Games from August 2019 until April 2021, and served as the CFO of Amazon Web Services Data Center General Services from April 2017 to July 2019. Prior to that, Mr. Franceschi served in a variety of positions at Citi from November 2011 to March 2017, including CFO of Corporate Real Estate, Global Head of FP&A Ops & Tech, and CFO of Global Re-engineering. Mr. Franceschi holds a Master’s in Business Administration from Columbia University and a Bachelor of Science in Industrial Engineering from Northwestern University.

Todd A. Valli Chief Accounting Officer Age: 51
Mr. Valli joined the Company in July 2025 to serve as the Chief Accounting Officer. Prior to joining Skillz, Mr. Valli served as the Senior Vice President, Corporate Finance and Tax & Chief Accounting Officer of Everi Holdings Inc., a gaming supplier that provides casino operators gaming and financial technology products and services, from September 2015 to July 2025. Prior to that, Mr. Valli served as Vice President of Corporate Finance and Investor Relations for Everi Holdings Inc., among other responsibilities, from September 2011 to September 2015. Mr. Valli holds an active Certified Public Accountant license in both the State of Nevada and Alaska. Mr. Valli received his Bachelor of Science in Business Administration with a concentration in Managerial Finance and his Master of Business Administration with a dual concentration in Finance and Marketing from the University of Nevada, Las Vegas.

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CORPORATE GOVERNANCE
Structure of the Board
Our business and affairs are managed under the direction of our Board. Our directors have been elected to serve a term ending at the Annual Meeting. Pursuant to our Charter, the number of our directors will generally be determined from time to time by resolution of the Board and currently may not exceed nine members unless approved in accordance with the Charter. Our Board currently consists of eight persons and all eight are standing for reelection.
Criteria for Selection of Directors
The Nominating Committee is responsible for identifying individuals that are qualified to become members of the Board and ensuring that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds. Pursuant to our Corporate Governance Guidelines, the Nominating Committee may take into account many factors and seek individuals with backgrounds and qualities that, when combined with those of the Company’s incumbent directors, provide a blend of skills and experience to further enhance the effectiveness of the Board. Consideration will be given to individual qualifications, including, but not limited to: relevant career experience; strength of character; judgment; familiarity with the Company’s business and industry; independence of thought; ability to work collegially; diversity of background and perspective, for example, with respect to age, place of residence, specialized experience and global perspective; and all other factors deemed appropriate. Such other factors may include, but are not limited to: existing commitments to other businesses; potential conflicts of interest with other pursuits; legal considerations; corporate governance background; financial and accounting background; executive compensation background; relevant industry experience and technical skills; and the size, composition and combined expertise of the existing Board.
Committees of the Board
The standing committees of the Board consist of an Audit Committee, a Compensation Committee and a Nominating Committee. The Board may from time to time establish other committees.
Skillz’s Chief Executive Officer and other executive officers regularly report to the non-executive directors and the Audit Committee, the Compensation Committee and the Nominating Committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. The charters of the Audit Committee, the Compensation Committee and the Nominating Committee are available on our website at https://investors.skillz.com/governance/governance-documents. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement.
Audit Committee
The Audit Committee currently consists of Messrs. Mandel (Chair), Hoffman, Vecchiarelli and Mrs. Demus. Each current member of the Audit Committee, and each member of the Audit Committee who will serve immediately following the Annual Meeting, qualifies as an independent director under the New York Stock Exchange (the “NYSE”) corporate governance standards applicable to audit committee members and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and all such members are financially literate. Each of Mr. Mandel, Mr. Vecchiarelli and Mrs. Demus qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NYSE. The primary purpose of the Audit Committee is to assist the Board in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) Skillz’s independent registered public accounting firm’s qualifications, independence and performance, (4) the performance of Skillz’s internal audit function, and (5) to prepare the audit committee report required by the SEC to be included in Skillz’s proxy statement.
Compensation Committee
The Compensation Committee consists of Messrs. Hoffman (Chair) and Vecchiarelli. Each current member of the Compensation Committee, and each member of the Compensation Committee who will serve immediately following the Annual Meeting, qualifies as (i) an “independent director” under the NYSE Listing Rules, (ii) an “outside director” under Section 162(m) of the Internal Revenue Code (the “Code”) and (iii) “non-employee directors” as defined pursuant to Rule 16b-3 of the Exchange Act.

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The purpose of the Compensation Committee is to assist the Board in discharging its responsibilities relating to (1) setting Skillz’s compensation program and compensation of its executive officers and directors, (2) monitoring Skillz’s incentive and equity-based compensation plans and (3) preparing the compensation committee report required to be included in Skillz’s proxy statement under the rules and regulations of the SEC.
The Compensation Committee also has the authority, in its sole discretion, to select and retain any compensation consultant to be used by the Company to assist with the execution of the Compensation Committee’s duties and responsibilities, or to engage independent counsel or other advisors as it deems necessary or appropriate to carry out its duties. In 2025, the Compensation Committee continued its engagement with Pearl Meyer & Partners, LLC (“Pearl Meyer”), a national compensation consulting firm, as an independent compensation consultant (the “Compensation Consultant”) to assist with advice on executive compensation, director compensation, and incentive plan design.

Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee was at any time during fiscal year 2025, or at any other time, one of our officers or employees. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee.

Nominating and Corporate Governance Committee
The Nominating Committee consists of Messrs. Paradise (Chair), Chafkin and Cabot. Mr. Cabot is a non-employee director and is independent as defined in the listing standards of the NYSE. Mr. Paradise is an employee director and neither Messrs. Paradise nor Chafkin is independent. The Company is availing itself of the “controlled company” exception with respect to the requirement that the Nominating Committee be composed of entirely independent directors. See “Corporate Governance-Controlled Company Exemption” for more information. The primary purpose of the Nominating Committee is to assist the Board in discharging its responsibilities relating to (1) identifying individuals qualified to become new Board members, consistent with criteria approved by the Board, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, (3) identifying Board members qualified to fill vacancies on any Board committee and recommending that the Board appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the Board corporate governance principles applicable to Skillz and (5) overseeing the evaluation of the Board and management.
Special Compensation Committee
In September 2024, the independent members of the Board formed a special committee comprised solely of independent directors (the “Special Compensation Committee”) for the purpose of considering adjustments to the compensation levels and arrangements for Mr. Paradise, the Company’s Chief Executive Officer and controlling stockholder. In 2025, the Special Committee consisted of Mr. Wakeford and Mr. Hoffman. The Special Compensation Committee met six times in 2025.
Board and Committee Self-Evaluations
At Skillz, we are strong believers in continuous improvement. To that end, our Board utilizes a comprehensive, multi-part process for its ongoing self-evaluation to ensure that the Board is operating effectively and that its processes reflect best practices. Our Board believes that this process supports continuous improvement and provides opportunities to strengthen Board and committee effectiveness. The Company’s Nominating Committee oversees the evaluation process to ensure that the full Board and each committee conduct an assessment of their performance and solicit feedback for enhancement and improvement. The Board conducts an annual self-evaluation to review the effectiveness of the Board and its committees.
Each committee also performs a self-evaluation on an annual basis, which is held in executive session for the Audit and Compensation Committees and led by the committees’ respective chairs. Self-evaluation items requiring follow-up and execution are monitored on an ongoing basis by the Board, each of the committees, and by management. While this self-evaluation is conducted on an annual basis, the evaluation process is an ongoing process throughout the year, with the respective Chairman consistently soliciting feedback from independent directors on the functioning of the Board.
Controlled Company Exemption
Our Chief Executive Officer and Chairman of the Board, Mr. Paradise, beneficially owns 100% of the Company’s Class B Common Stock and controls a majority of the voting power of all outstanding capital stock. As a result, the Board has determined Skillz is a “controlled company” within the meaning of corporate governance standards of the NYSE. Under these corporate governance

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standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that its board of directors have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Skillz has elected to take advantage of the exemptions pertaining to the independence of the Nominating Committee. If Skillz ceases to be a “controlled company” and its shares continue to be listed on the NYSE, we will be required to comply with all applicable NYSE corporate governance standards and, depending on the Board’s independence determination with respect to its then-current directors, Skillz may be required to add additional directors to its Board in order to achieve such compliance within the applicable transition periods.
Independence of Directors
NYSE rules generally require that independent directors must comprise a majority of a listed company’s board of directors. As a controlled company, we are exempt from such requirements. No director qualifies as independent unless the Board determines that the director has no direct or indirect material relationship with the Company. In addition to considering the NYSE independence criteria, the Board will consider all relevant facts and circumstances of which it is aware in making an independence determination with respect to any director. The Board has made director independence determinations with respect to each of our current directors. Based on the NYSE independence guidelines, the Board has affirmatively determined that: (i) six of our current directors, Messrs. Hoffman, Mandel, Cabot, Vecchiarelli, and Wakeford and Ms. Demus (A) have no relationships or only immaterial relationships with us, (B) meet the NYSE independence guidelines with respect to any such relationships and (C) are independent; and (ii) two of our current directors Messrs. Paradise and Chafkin are not independent as Mr. Paradise is our Chief Executive Officer and Mr. Chafkin was our Chief Strategy Officer until he resigned effective August 23, 2024.
Board’s Role in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly, with support from its three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee, each of which addresses risks specific to its respective areas of oversight. In particular, as more fully described below, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk taking. Our Nominating Committee provides oversight with respect to governance-related risks and monitors the effectiveness of our corporate governance guidelines. The Board believes that the administration of its risk oversight function has not affected its leadership structure.
Particularly, with respect to cybersecurity risk, our Board is responsible for overseeing the Company’s enterprise risk and collaborates with our management in the oversight of our risk management program, of which cybersecurity represents an important component. To ensure robust oversight, the Company is establishing a Security Council, led by our consultant, that is comprised of senior leaders, including the Company’s Chief Financial Officer and Chief Accounting Officer. The Security Council has primary management oversight responsibility for assessing and managing risks related to information security, fraud, vendor oversight, data protection and privacy, and the Company’s cybersecurity program, as well as responsibility for management of our information security systems, and reports to the Board on cybersecurity risks.
The Company has established policies, standards, processes and practices designed to assess, identify, and manage material risks from cybersecurity threats. The Company has devoted significant financial and personnel resources to implement and maintain security measures in an effort to meet regulatory requirements and customer expectations, and intends to continue to make significant investments in our data and cybersecurity infrastructure. The Company’s cybersecurity risks are identified and addressed through a comprehensive, cross-functional approach. Key security, risk, and compliance stakeholders meet periodically to develop strategies designed to preserve the confidentiality, integrity and availability of Company and customer information, identify, prevent and mitigate cybersecurity threats, and to attempt to effectively respond to cybersecurity incidents. The Company maintains controls and procedures that are designed to ensure prompt escalation of certain cybersecurity incidents so that decisions regarding public disclosure and reporting of such incidents can be made by management and the Board in an informed and timely manner. The Company’s cybersecurity policies, standards, processes and practices are periodically assessed by consultants and external auditors. These assessments include a variety of activities including information security maturity assessments, audits and independent reviews of the Company’s information security control environment and operating effectiveness. The results of significant assessments are reported to management, the

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Board and the Audit Committee. Cybersecurity processes are adjusted, as appropriate, based on the information provided from these assessments. In addition to the Company’s ongoing ordinary course cybersecurity oversight procedures, the Company also has a security incident response framework in place. The Company uses this incident response framework as part of the process it employs to keep its management and the Board informed about and monitor the prevention, detection, mitigation, and remediation of cybersecurity incidents.
Other Board Information
Leadership Structure of the Board
We believe that the structure of our Board and its committees provides strong overall management of our Company. In accordance with our Corporate Governance Guidelines, our Board does not currently have a policy as to whether the offices of the Chair of the Board and Chief Executive Officer should be separate. Our Board, in consultation with our Nominating Committee, believes that it should have the flexibility to make this determination as circumstances require, and in a manner that it believes is best to provide appropriate leadership. Pursuant to our Corporate Governance Guidelines, from time to time, the independent directors of our Board may determine that it should have a Lead Independent Director who may perform such additional duties as our Board may otherwise determine and delegate. Our Nominating Committee will periodically consider our Board’s leadership structure and make recommendations to change the structure as it deems appropriate. Currently, Mr. Paradise serves as our Chief Executive Officer and Chairman of the Board and we do not have a Lead Independent Director. As a founder of our Company, Mr. Paradise is best positioned to identify strategic priorities, lead critical discussion and execute our business plans. The Board believes that this overall structure meets the current corporate governance needs and oversight responsibilities of the Board. Mr. Paradise oversees all Board meetings. Moreover, the Board believes that the independent directors, who comprise a majority of the Board, provide effective oversight of management.
Director Attendance at Board Meetings and Annual Meeting of Stockholders
In 2025, the Board held 6 meetings, the Audit Committee held 6 meetings, the Compensation Committee held 3 meetings and the Nominating Committee held 3 meetings. The Board and the Nominating Committee recognize the importance of director attendance at Board and committee meetings. In 2025:
•	All directors attended all Board meetings; and
•	Attendance for committee meetings was at least 75% for each director.
Other than Andrew Paradise, none of the other directors serving on the Board at the time of the Skillz’s 2025 Annual Meeting of Stockholders attended the meeting. Skillz has no formal policy on director attendance at annual meetings of stockholders, but members of the Board are strongly encouraged to attend annual meetings of stockholders.
Meetings of Non-Employee Directors
In accordance with our Corporate Governance Guidelines and the listing standards of the NYSE, our non-employee directors meet regularly in executive sessions of the Board without management present. Additionally, executive sessions of the non-management directors are led by the Chairs of the Compensation and Audit Committees, respectively, at least once per year.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at https://investors.skillz.com/governance/governance-documents. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement. To the extent required by law, we expect to disclose any amendments to the code, or any waivers of its requirements, on our website.
Corporate Governance Guidelines
Our Board adheres to governance principles designed to ensure the continued vitality of the Board and excellence in the execution of its duties. The Board has had in place a set of corporate governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of the Board to be comprised of independent directors (except as otherwise permitted by NYSE rules), the importance of stock ownership by the Board to align the interests of directors and stockholders, and access by the Board to Company management and independent advisors. These guidelines are available on our website at https://investors.skillz.com/governance/governance-documents. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement.

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Insider Trading Policy
The Company has adopted an insider trading policy that governs the purchase, sale and/or other dispositions of its securities by directors, officers and employees, and that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards applicable to us. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to trading in its securities. Among other requirements, the Company’s insider trading policy prohibits individuals from engaging in transactions involving the common stock of the Company while such individuals are in possession of material, nonpublic information about the Company. The insider trading policy prohibits individuals from disclosing material, nonpublic information about the Company to others who may trade on the basis on that information. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on December 11, 2025.
Practices Related to Timing of Equity Awards
Neither the Board nor the Compensation Committee takes into account material non-public information when determining the timing or terms of equity awards, nor does the Company time disclosure of material non-public information for the purpose of affecting the value of executive compensation. During 2025, the Company did not grant stock options to any executive officer during any period beginning four business days before and ending one business day after the filing of any periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any current report on Form 8-K that disclosed material non-public information. More broadly, the Company did not award any stock options to named executive officers during 2025.
Communications to the Board
Stockholders and interested parties can contact the Board (including the Chairman of the Board and non-employee directors) through email at nonmanagement-directors@skillz.com or through written communication sent to Skillz Inc., 6625 Badura Avenue, Las Vegas, Nevada 89118, Attention: Legal Department. Our legal department reviews all written communications and forwards to the Board a summary and/or copies of any such correspondence that is directed to the Board or that, in the opinion of the legal department, deals with the functions of the Board or Board committees or that he otherwise determines requires the Board’s or any Board committee’s attention. Concerns relating to accounting, internal accounting controls or auditing matters are promptly brought to the attention of our internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters. From time to time, the Board may change the process by which stockholders may communicate with the Board. Any such changes will be reflected in our Corporate Governance Guidelines, which are posted on our website at https://investors.skillz.com. To the extent required by law, we expect to disclose any amendments to the code, or any waivers of its requirements, on our website.
Communications of a confidential nature can be made directly to our non-employee directors or the Chair of the Audit Committee regarding any matter, including any accounting, internal accounting control or auditing matter, by submitting such concerns to the Audit Committee. Any submissions to the Audit Committee should be marked confidential and addressed to the Chair of the Audit Committee, c/o Skillz Inc., 6625 Badura Avenue, Las Vegas, Nevada 89118.
Recommendation of Director Nominees by Stockholders
In accordance with its charter, the Nominating Committee will consider candidates for election as a director of the Company that are recommended by any stockholder, provided that the recommending stockholder follows the procedures set forth in Section 1.10 of the Bylaws for nominations by stockholders of persons to serve as directors. The Nominating Committee evaluates such candidates in the same manner by which it evaluates other director candidates considered by the Nominating Committee, as described above.
Pursuant to Section 1.10 of the Bylaws, nominations of persons for election to the Board at a meeting of stockholders may be made by any stockholder of record of the Company entitled to vote for the election of directors at the meeting who sends a timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to, or mailed and received by, our Secretary at the Company’s principal executive offices not less than 90 nor more than 120 days before the first anniversary of the preceding year’s annual meeting; provided however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public disclosure of the date of such annual meeting is first made.
The stockholder’s notice or recommendation is required to contain certain prescribed information about each person whom the stockholder proposes to recommend for election as a director, the stockholder giving notice and the beneficial owner, if any, on whose behalf notice is given as set forth in Section 1.10 of the Bylaws. The stockholder’s notice must also include the consent of the person proposed to be nominated and to serve as a director if elected. Recommendations or notices relating to director

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nominations should be sent to Skillz Inc., 6625 Badura Avenue, Las Vegas, Nevada 89118, Attention: Legal Department. See “Stockholder Proposals for 2027 Annual Meeting of Stockholders.” In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Skillz’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
A copy of our Bylaws has been filed as Exhibit 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2025.
Director Compensation Program
The Skillz non-employee director compensation program is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of Skillz stock to further align their interests with those of our stockholders.
In 2025, following a review of market data and in light of the Company’s business environment, the Board approved the following adjustments to the non-employee director compensation program to better align pay levels with the market median while managing overall compensation costs.
•	An annual cash retainer of $40,000 (from $45,000 in 2024);
•
An annual cash retainer of $25,000 for the chair of the Audit Committee, of $15,000 (from $25,000 in 2024) for the chair of the Compensation Committee and $10,000 for the chair of the Nominating Committee;

•
An annual cash retainer of $10,000 (from $12,500 in 2024) for members of the Audit Committee, $7,500 (from $12,500 in 2024) for members of the Compensation Committee and $5,000 for members of the Nominating Committee;

•
An initial grant of restricted stock units (“RSUs”) under the Skillz Inc. 2020 Omnibus Incentive Plan (the “Omnibus Plan”) upon each director’s election to office; the RSUs have a target value of $250,000 (from $400,000 in 2024) with the number of RSUs being determined using the volume weighted average price (“VWAP”) on the NYSE of a share of Class A Common Stock over the fifteen (15) trading day period preceding the grant date and vest ratably on an annual basis over four years;

•
An annual grant of RSUs under the Omnibus Plan with a target grant value of $170,000 (from $200,000 in 2024), with the number of RSUs being determined using a fifteen (15) trading day VWAP preceding the grant date for each director who has completed at least six months’ service, which vests after one year; the Company may pay such grant in cash in lieu of equity.

•
Meeting fees of $5,000 per meeting (from $10,000 per meeting in 2024) for participation on the Special Task Force, Special Transactions Committee, Special Litigation Committee, and/or Special Compensation Committee; and

•	An additional annual cash retainer of $25,000 for serving as our non-executive chair and $15,000 for serving as our lead director, in each case, if applicable.
Annual equity awards have recently been delivered in cash in lieu of equity due to stock price volatility. Cash compensation is prorated for partial years of service, and non-employee directors who are employees of, or affiliated with, the Company do not receive compensation under this program for their service on the Board.
Director Compensation Consultant: The Compensation Committee retains Pearl Meyer, a national compensation consulting firm, to assess trends and developments in director compensation practices and to compare the Company’s practices against them. The Compensation Committee uses the analysis prepared by the consultant as part of its periodic review of Skillz’s director compensation practices. Other than the foregoing consulting services and the services provided to the Compensation Committee with respect to Executive Compensation (as set forth under the heading “Executive Compensation; How Compensation Decisions Are Made; Role of Compensation Consultants” below), Pearl Meyer did not provide any other material services to the Company in 2025.

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2025 Director Compensation Table
The following table provides information concerning the compensation of each non-employee director who served on the Board in 2025. Mr. Paradise and Mr. Chafkin did not receive any additional compensation for their service as a director of the Company during 2025. All dollar amounts are rounded to the nearest whole dollar.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards(2) ($)	All Other Compensation ($)	Total
Anthony Cabot	80,000	—	—	80,000
Henry Hoffman	380,000	—	—	380,000
Alexander Mandel	340,000	—	—	340,000
Kent Wakeford	437,500	—	—	437,500
Casey Chafkin(3)	—	—	47,500	47,500
Gary Vecchiarelli(4)	—	—	40,000	40,000
Shannon Demus(5)	—	—	—	—
(1)	Excludes expense reimbursements. We reimburse our directors for expenses incurred to attend board meetings.
(2)
The amounts reported in this column represent the aggregate grant date fair value of RSU awards granted to the non-employee directors in 2025, computed in accordance with FASB ASC Topic 718. As of December 31, 2025, our non-employee directors who were members of the Board on such date held the following outstanding and unvested equity awards: Anthony Cabot 57,142 RSUs; Henry Hoffman 3,511 RSUs; Alexander Mandel 14,137 RSUs; and Kent Wakeford 48,387 RSUs.

(3)
Pursuant to the Chafkin Letter Agreement (as defined below), Mr. Chafkin provides consulting services to the Company. As consideration for the consulting services, the Company provides to Mr. Chafkin a monthly salary of $5,000 and, upon Mr. Chafkin’s request and subject to Company approval, additional compensation at the rate of $250 per hour for services rendered exceeding a monthly twenty-hour threshold. Mr. Chafkin invoices the Company for hours actually worked.

(4)
Mr. Vecchiarelli joined the Board on December 29, 2025. Prior to joining the Board, Mr. Vecchiarelli provided consulting services to the Company. As consideration for the consulting services, the Company paid a monthly cash fee of $10,000 with the expectation that Mr. Vecchiarelli would devote up to 35 hours per calendar month.

(5)	Ms. Demus joined the Board on February 13, 2026.

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Security Ownership of Certain Beneficial Owners, Directors and Management
The following table sets forth information regarding the beneficial ownership of our Class A Common Stock and Class B Common Stock as of April 24, 2026 by: (a) each of our directors, nominees and named executive officers; (b) all directors, nominees and executive officers as a group; and (c) each person who is known to us to own beneficially more than 5% of the Company’s Common Stock. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership, the Company deemed outstanding shares of its Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of April 24, 2026. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
The percentage ownership of Common Stock is based on 12,435,460 shares of Class A Common Stock and 3,430,063 shares of Class B Common Stock outstanding as of April 24, 2026. Unless otherwise indicated or subject to applicable community property laws, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock of the Company beneficially owned by them. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o Skillz Inc., 6625 Badura Avenue, Las Vegas Nevada 89118.

Beneficial Owner	Number of shares of Class A Common Stock	% of Class A Common Stock	Number of shares of Class B Common Stock	% of Class B Common Stock	% of Total Voting Power**
Andrew Paradise(1)	4,900,026	30.7%	3,430,063	100%	86.4%
Casey Chafkin(2)	842,106	6.7%	—	—	1.0%
Henry Hoffman	10,532	*	—	—	*
Anthony Cabot	19,048	*	—	—	*
Alexander Mandel	14,134	*	—	—	*
Kent Wakeford	99,692	*	—	—	*
Gary Veccherelli(3)	—	*	—	—	*
Gaetano Franceschi(4)	107,080	*	—	—	*
Nikul Patel(5)	—	*	—	—	*
Shannon Demus(6)	—	*	—	—	*
Directors and Executive Officers as a Group (Eleven Individuals)(7)	5,992,618	47.5%	3,430,063	100%	87.6%
Five Percent Holders:
ARK Investment Management LLC(8)	1,204,471	9.7%	—	—	1.5%
Atlas Venture Fund, IX L.P.(9)	1,164,220	9.4%	—	—	1.4%

*	Denotes less than 1%
**
Percentage of total voting power represents voting power with respect to all shares of Class A Common Stock and Class B Common Stock, as a single class. Each share of Class B Common Stock is entitled to 20 votes per share, and each share of Class A Common Stock is entitled to one vote per share.

(1)	Includes 114,386 shares of restricted stock units that will vest within 60 days from April 24, 2026.
(2)
Includes (i) 51,344 vested stock options which expire November 4, 2028 and (ii) 3,377 shares of restricted stock units that will vest within 60 days from April 24, 2026. Mr. Chafkin resigned as Chief Strategy Officer of the Company effective August 23, 2024. Mr. Chafkin continues to serve as a director on the Board.

(3)	Information contained in the table is based on the Form 3 filed with the SEC on January 8, 2026. On December 29, 2025, Mr. Vecchiarelli was appointed as a director on the Board.
(4)
Mr. Franceschi served as Chief Financial Officer during fiscal 2025. As previously disclosed, he entered into a transition and separation arrangement with the Company in December 2025, as amended in March 2026, and is expected to continue to serve in his role through the earlier of (i) October 1, 2026 or (ii) a mutually agreed date following the appointment of a successor Chief Financial Officer.

(5)	Information contained in the table is based on the Form 3 filed with the SEC on May 8, 2024. Mr. Patel was appointed as our Interim General Counsel and Corporate Secretary on March 11, 2024.
(6)	Information contained in the table is based on the Form 3 filed with the SEC on March 11, 2026. On February 13, 2026, Ms. Demus was appointed as a director on the Board.
(7)	Includes all current directors and executive officers.
(8)
Information contained in the table above and this footnote is based on a Schedule 13G filed with the SEC on February 9, 2022 by ARK Investment Management LLC (“Ark Investment”). Ark Investment is the beneficial owner of 1,204,741 shares, with

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sole dispositive power as to all such shares, sole voting power as to 1,140,322 shares and shared voting power as to 36,973 shares. The Schedule 13G contained information as of December 31, 2021, and may not reflect current holdings of our Class A Common Stock. Ark Investment’s principal place of business is 3 East 28th Street, 7th Floor, New York, New York 10016.
(9)
Information contained in the table above and this footnote is based on a Schedule 13D filed with the SEC on December 28, 2020 by Atlas Venture Fund IX, L.P. (“Atlas Fund IX”), Atlas Venture Associates IX, L.P. (“Atlas Associates IX”) and Atlas Venture Associates IX, LLC (“Atlas Associates IXLLC” and collectively, the “Atlas Reporting Persons”) and after giving effect to the sale of 37,747 shares of Class A Common Stock and Skillz’s public offering completed on March 23, 2021. Atlas Reporting Persons are the beneficial owner of 1,164,220 shares, with shared dispositive power and shared voting power as to all such shares. Atlas Associates IX is the sole general partner of Atlas Fund IX, Atlas Associates IXLLC is the sole general partner of Atlas Associates IX. Each of the Atlas Reporting Persons disclaims beneficial ownership of all shares except to the extent of its pecuniary interest, if any, therein. The Schedule 13D contained information as of December 16, 2020, and may not reflect current holdings of our Class A Common Stock. Atlas Reporting Persons’ principal place of business is 56 Wareham Street, Floor 3, Boston, MA 02118.

Delinquent Section 16(a) Reports
Based upon our review of reports filed with the SEC and written representations that no other reports were required, we believe that all of our directors, executive officers and beneficial owners of more than ten percent of our equity securities complied with the reporting requirements of Section 16(a) of the Exchange Act during 2025, with the exception of (i) a Form 4 filed late on January 10, 2025, reporting an award of restricted stock units for Anthony Cabot, (ii) a Form 4 filed late on January 28, 2025, reporting an award of restricted stock units for Salvatore Lento Jr., (iii) a Form 4 filed late on January 9, 2026, reporting various grants and shares withheld for payment of taxes in connection with previously reported restricted stock units for Andrew Paradise, and (iv) a Form 4 filed late on January 9, 2026, reporting various grants and shares withheld for payment of taxes in connection with previously reported restricted stock units for Gaetano Franceschi.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Board has adopted a written related party transaction approval policy pursuant to which the Audit Committee will review and approve or take such other action as it may deem appropriate with respect to the following transactions:
•
a transaction in which we are a participant and which involves an amount exceeding $120,000 and in which any of our directors, officers or 5% stockholders, or any other “related person” as defined in Item 404 of SEC Regulation S-K (“Item 404”), has or will have a direct or indirect material interest; and

•	any other transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404.
Notwithstanding the Company’s related party transaction approval policy, in the case of stock repurchases, the Board authorized the creation of a Special Transactions Committee, consisting of independent directors to negotiate, review and approve transactions in which the Company would purchase large blocks of outstanding stockholder equity.
Certain Directors Provide Consulting Services to the Company
Mr. Chafkin, the former Chief Strategy Officer and current non-independent director of the Company, entered into a Letter Agreement with the Company on September 19, 2024 (the “Chafkin Letter Agreement”), under which Mr. Chafkin provides consulting services to the Company and will continue to do so through the date of completion of certain services set forth in the Chafkin Letter Agreement. As consideration for the consulting services, the Company provides to Mr. Chafkin a monthly salary of $5,000 and, upon Mr. Chafkin’s request and subject to Company approval, additional compensation at the rate of $250 per hour for services rendered exceeding a monthly twenty-hour threshold.

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EXECUTIVE COMPENSATION
Report of the Compensation Committee of the Board
Set out below is the Compensation Discussion and Analysis, which is a discussion of Skillz’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Compensation Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those programs and policies, the Compensation Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement. We join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of stockholders.
Members of the Compensation Committee
Henry Hoffman (Chair)
Gary Vecchiarelli

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Executive Compensation
The following section explains our executive compensation program for our named executive officers (or “NEOs”) listed below and should be read together with the compensation tables and related disclosures set forth below. This section also describes the Compensation Committee’s process for making pay decisions, as well as its rationale for specific decisions related to the fiscal year ended December 31, 2025. Although our Company qualifies as a “smaller reporting company” as defined by the SEC, which allows us to take advantage of scaled-back disclosure requirements, we are including a more extensive narrative about our executive compensation program in an effort to be more transparent.
For the fiscal year ended December 31, 2025, Skillz’s named executive officers were:
•	Andrew Paradise, Chief Executive Officer;
•	Gaetano Franceschi(1), Chief Financial Officer; and
•	Nikul Patel(2), Interim General Counsel.
(1)
Mr. Franceschi served as Chief Financial Officer during fiscal 2025. As previously disclosed, he entered into a transition and separation arrangement with the Company in December 2025, as amended in March 2026, and is expected to continue to serve in his role through the earlier of (i) October 1, 2026 or (ii) a mutually agreed date following the appointment of a successor Chief Financial Officer.

(2)	Mr. Patel served as Interim General Counsel during fiscal 2025. Mr. Patel departed from the Company on April 28, 2026.
Compensation Philosophy & Strategy
At Skillz, our mission is to build the competition layer of the internet. This is a long-term mission, and our compensation programs are designed to reflect this. Whereas salary or wages are intended to meet our employees’ near-term liquidity needs, we believe that compensation for the individuals who are responsible for our Company’s strategic direction and operations should motivate them to achieve sustainable stockholder value and/or tangible milestones rather than to simply remain at Skillz or maintain the status quo.
Accordingly, the key objectives of Skillz’s compensation program are to:
•	Provide a total compensation package that will enable Skillz to attract and engage the highly qualified senior leaders needed to drive success in today’s highly competitive marketplace;
•	Align the interests of our executive team with those of our equity holders;
•	Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time without excessive risk-taking; and
•	Reward for strong performance.
We evaluate our compensation philosophy and programs regularly and evolve them as circumstances merit with oversight by the Compensation Committee, particularly with respect to executive and director compensation. For example, if our stock price experiences significant movement over a short period of time that results in a persistent change to equity compensation, certain adjustments may be considered to align our compensation program to their intended purposes.
How Compensation Decisions Are Made
An employee’s compensation, at any level, reflects that employee’s value to the business, taking into account the market value of their skills, their individual contribution and business results. To be sure we appropriately assess the value of our senior executives, Skillz utilizes the following evaluation process:
1. Develop Performance Commitments.
All Skillzians, including the Chief Executive Officer and our executive officers, develop goals, both qualitative and quantitative, that they seek to achieve in a particular year in support of the business in consultation with their supervisors and, for our executives, the Board and/or Compensation Committee. The Board reviews and approves the Chief Executive Officer’s performance goals and formally reviews progress and outcomes.

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2. Determine Annual Bonus Payouts.
Evaluation of Chief Executive Officer and Compensation Governance Process. The Company maintains a multi-layered governance framework for Chief Executive Officer compensation designed to promote rigor, independence, and alignment with stockholder interests. As part of this framework, a Special Compensation Committee, which is comprised solely of independent directors, serves as an initial review body for all Chief Executive Officer compensation matters, including pay levels, incentive design, and award recommendations. The Special Compensation Committee operates with the support of the Company’s Compensation Consultant, whom it engages directly, as well as its own independent legal counsel. In this capacity, it conducts an independent review and assessment of proposed compensation actions to ensure they are market-competitive, performance-aligned, and consistent with the Company’s compensation philosophy before advancing recommendations.
Following this review, the Compensation Committee considers the recommendations of the Special Compensation Committee in determining Chief Executive Officer compensation outcomes. In evaluating annual incentive payouts, the Compensation Committee, supported by its Compensation Consultant, utilizes a structured decision-making framework that incorporates the Chief Executive Officer’s self-assessment of performance against annual commitments, including both quantitative and qualitative factors, progress against strategic objectives, and an assessment of overall Company performance for the year.
Based on this comprehensive evaluation, the Compensation Committee develops its recommendations, which are then presented to the independent members of the Board of Directors for further review, discussion, and final approval.
The Compensation Committee meets regularly in executive session. The Chief Executive Officer is not present during deliberations or votes regarding his compensation and recuses himself from Board sessions in which his compensation is discussed or approved.
Evaluation of Executive Officer Results by the Chief Executive Officer and the Compensation Committee - Executive officers work with their managers throughout the year to update their own results against their stated goals. The self-assessments of the executive officers are reviewed by the Head of People Operations and the Chief Executive Officer, who evaluate the information. Following this in-depth review and taking into account the Company’s performance, the Chief Executive Officer makes compensation recommendations to the Compensation Committee based on an evaluation of the executive officers’ compensation for the year, and the Compensation Committee ultimately decides whether to approve or adjust the Chief Executive Officer’s recommendations. The Compensation Committee then presents the compensation decisions for the Chief Executive Officer to the independent members of the Board for ratification.
3. Set Competitive Target Pay.
Benchmarking - Skillz utilizes several compensation surveys that provide general trend information and details on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. Given the battle for talent that exists in our industry, the benchmark companies that are used by the Compensation Committee to guide its decision making have included a broad range of key information technology companies and size appropriate (at the time of adoption) companies in the following industries: gaming, media and entertainment. The surveys and benchmark data are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. The Compensation Committee reviews and approves this list annually. In setting 2025 target compensation levels for the NEOs, the Company used the peer group detailed below. This peer group was determined by the Compensation Committee based on an in-depth review by its Compensation Consultant, Pearl Meyer, which included an assessment of potential comparators to evaluate the degree to which the current peers have kept pace with the Company’s size (revenue and market capitalization), growth and evolution.

2025 Benchmark Group
Cardlytics, Inc.	Integral Ad Science Holding Corp.	Playtika Holding Corp.
Digital Turbine, Inc.	Inuvo, Inc.	Snail, Inc.
Domo, Inc.	Liveperson, Inc.	Truecar, Inc.
Fastly, Inc.	Magnite, Inc.	Upland Software, Inc.
Fluent, Inc.	PLAYSTUDIOS, Inc.	Vimeo, Inc.

Individual Compensation - For individual compensation decisions, the benchmark information is used together with an internal view of individual performance relative to other executives and recognizing that the skills and experience of our senior executives are highly sought after by other companies and, in particular, by our competitors. The Compensation Committee does

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not benchmark directly to the peer group, but rather uses it as a frame of reference in determining executive compensation. Because factors such as performance and retention, as well as size and complexity of the job role, are considered when compensation decisions are made, the cash and total compensation for an individual named executive officer may be higher or lower than the broader benchmark group.
Evaluation of Executive Officers by the Chief Executive Officer and the Compensation Committee - The Chief Executive Officer makes compensation recommendations on the executive officers’ target compensation to the Compensation Committee. The Compensation Committee evaluates all of the factors considered by the Chief Executive Officer and reviews compensation summaries that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits. These summaries provide the Compensation Committee with an understanding of how their decisions affect other compensation elements, and the impact of potential separations of employment or retirement. The Compensation Committee decides whether to approve or adjust the Chief Executive Officer’s recommendations for the NEOs. The Compensation Committee then presents the compensation decisions for the Chief Financial Officer to the independent members of the Board for ratification.
Role of Compensation Consultant - The Compensation Committee believes that independent advice is important in developing and overseeing our executive compensation program. The Compensation Committee has continued its engagement with Pearl Meyer to provide consulting services in relation to executive and director compensation decisions. Pearl Meyer reports directly to the Compensation Committee and only provides services to us on such matters as needed and as directed solely by the Compensation Committee. These services include providing guidance on trends in CEO, executive, and non-employee director compensation; the development of the specific components of our executive compensation program; and a competitive market assessment of our executive compensation program, including the composition of our compensation peer group. The Compensation Committee has assessed the independence of Pearl Meyer in accordance with applicable SEC and NYSE rules and confirmed that Pearl Meyer’s work does not raise any conflicts of interest and that Pearl Meyer remains independent under applicable rules.
Key Components of Skillz’s Executive Compensation Program and 2025 Compensation Decisions for NEOs
The specific elements of Skillz’s executive compensation programs are:

Component	Key Characteristics
Salary	Salary is a market-competitive, fixed level of compensation.
Annual Cash Bonus Program
At target, annual cash incentives provide a market-competitive total cash opportunity. Actual annual cash incentive payments are funded by the achievement of business performance against financial metrics and distributed based on annual performance scores, with top performers typically earning the greatest payouts and the lowest performers earning no incentive payouts.

Performance Stock Units (“PSUs”)
Periodically, the Compensation Committee and/or the Chairman and Chief Executive Officer reviews outstanding stock-based awards for key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, additional awards may be made in the form of PSUs to align executive compensation with stockholder interests or as part of a new hire grant.

RSUs	RSUs vest over time for service to the Company. We view RSUs as a valuable retentive and incentivizing component of our compensation program.
Perquisites and Other Benefits
Perquisites are intended to ensure safety and productivity of executives in order for them to be in the best position to complete their Company duties, though we do not view perquisites as a significant component of our executive compensation program. Perquisites include such things as personal security, personal assistant fees and executive coaching services.

Post-Employment Savings Plans
U.S. employees, including our NEOs, may participate in the Skillz Inc. 401(k) Retirement Savings Plan by saving a portion of their pay in the plan. The Company provides matching contributions for this plan up to a maximum threshold in order to retain key employees by providing vehicles to plan for the future.

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Base Salaries
Base salaries established for Skillz’s NEOs are paid to attract and retain qualified talent and are set at a level that is commensurate with each executive’s duties and authorities, contributions, prior experience and sustained performance. For 2025, none of the NEOs received base salary increases. They were entitled to the following annual base salaries (which do not reflect pro-ration for any partial years of service completed in 2025):

Name	2025 Base Salary (Effective January 1, 2025)
Andrew Paradise	$600,000
Gaetano Franceschi	$400,000
Nikul Patel	$630,000

Annual Cash Incentives (Bonuses)
The Company’s annual bonus program is designed to align with the interests of stockholders and the Company’s short-term operating priorities. The Company’s annual bonus program is based on corporate financial metrics that reflect the Company’s growth and profitability, with individual NEO payouts determined based on performance against these metrics. The Company establishes business objectives at the beginning of each year, and performance is assessed at year-end against these predetermined financial targets, together with the Compensation Committee’s evaluation of an executive’s individual performance. An executive generally must be employed by the Company at the end of the performance period to be eligible for an annual bonus payout. This design reinforces alignment between award outcomes and overall Company performance.
For 2025, our NEOs had the following target bonuses.

Name	Target Bonus (Effective January 1, 2025)
Andrew Paradise	$600,000
Gaetano Franceschi	$480,000
Nikul Patel(1)	$0

(1)	Mr. Patel was not eligible for a target bonus for 2025.
Bonuses under the annual cash bonus program are based on achievement against two Company performance metrics: Net Gaming Revenue (“NGR”) and Adjusted EBITDA excluding all litigation expenses, each weighted at 50%.

For 2025, the Compensation Committee established a threshold level of performance at which no payout is earned (0%), compared to prior years where payouts could be earned at threshold. Payouts are earned based on performance relative to threshold and target, representing 0% and 100%, respectively, of the annual total incentive opportunity.
If NGR performance was achieved at $58.8 million or $66.1 million, the bonus would payout at 0% or 100%, respectively, of target, with payouts between these levels determined based on straight-line interpolation. NGR is not a generally accepted accounting principle (“GAAP”) financial performance metric. NGR means the total entry fees paid by users for contests hosted on the Company’s platform. Total entry fees include entry fees paid by end-users using cash deposits, prior winnings from end-users’ accounts that have not been withdrawn and end-user incentives used to enter paid entry fee contests, excluding prizes and other incentives paid to players. Accordingly, stockholders should not rely on this metric as an indicator of financial performance.
If Adjusted EBITDA excluding all litigation expenses was achieved at $(44.0) million or $(39.2) million, the bonus would payout at 0% or 100%, respectively, of target, with payouts between these levels determined based on straight-line interpolation. Adjusted EBITDA excluding all litigation expenses is a non-GAAP financial measure, and stockholders should not rely on this metric as an indicator of financial performance without also considering the Company’s GAAP results.

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To the extent that performance exceeds target, bonus payouts may be increased up to a maximum of 200% of target.
For 2025, based on performance against its established FY25 incentive goals, the Compensation Committee approved bonus payouts of 70% of target to the Company’s eligible NEOs.
This result was based on growth across the business and progress made against several key Company-wide key performance indicators. While the Company did not achieve its net revenue target, it exceeded the AEBITDA target, reflecting meaningful progress in improving efficiency. Based on the overall performance mix, the formulaic outcome resulted in a 50% achievement against target.
In recognition of exceeding our AEBITDA target and the broader progress made across the business, the CEO and Board approved increasing bonus payouts from the formulaic 50% of target to 70% of target for each bonus-eligible employee, including the Company’s eligible NEOs.
Long Term Equity Incentive Grants
Our equity award program is the primary vehicle for offering long-term incentives to our named executive officers. The equity awards we have historically granted and currently grant include options to purchase shares of our Class A Common Stock and RSU awards that are settled in shares of our Class A Common Stock upon vesting, and we have granted to our named executive officers both awards that vest over a long-term period and awards that vest only upon the achievement of specified performance milestones, in each case subject to continued service. As a result, a significant portion of our named executive officers’ total compensation is at risk, depending on long-term stock price performance.
While we strive to offer a total level of compensation that is competitive within specific roles and geographical markets, we do not have an inflexible set of criteria for granting equity awards; instead, the Compensation Committee exercises its judgment and discretion, in consultation with our Chief Executive Officer and the Compensation Consultant. The Compensation Committee considers, among other things, the role and responsibility of the named executive officer, competitive market factors, the amount of stock-based equity compensation already held by the named executive officer, the impact of any dramatic changes in our stock price over a short period of time and the cash-based compensation received by the named executive officer, to determine the level and types of equity awards that it approves. We generally grant substantial one-time new hire equity awards to our employees, including executives, upon their commencement of employment with us, or upon their promotion to new positions. Additionally, as part of our ongoing executive compensation review and alignment process, we periodically grant additional equity awards to our executives.
The Compensation Committee meets periodically, including to approve equity award grants to our executives from time to time. We do not have, nor do we plan to establish, any program, plan or practice to time equity award grants in coordination with releasing material non-public information.
CEO Long-Term Equity Grant
2025 Long-Term Equity Grant. For 2025, the Compensation Committee designed the Chief Executive Officer’s long-term equity grant to reinforce alignment with stockholders, emphasize sustained stock price appreciation, and support retention during a critical period for the Company. The Chief Executive Officer’s target long-term equity incentive opportunity was $6.0 million and was delivered through a mix of 75% performance-based and 25% time-based equity awards. The 2025 long-term equity grant program consists of the following components:

Component	Weighting	Purpose	Key Features
Stock Price-Based RSUs	50%	Align with stockholder value creation
•
Stock price (30-day volume-weighted average price VWAP) performance metric

•
Four-year performance period

•
0%-200% payout range based on stock price milestones

•
Vesting upon achievement of stock price hurdles, subject to continued service

Performance-Based RSUs	25%	Drive operational performance	• Three one-year performance periods with payout at end of year three • 0%-200% payout range with interpolation to target

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Component	Weighting	Purpose	Key Features
Time-Based RSUs	25%	Promote retention and leadership continuity	• Three-year vesting period • Equal quarterly vesting (12 installments)

For 2025, the Compensation Committee approved the use of a 90-day volume-weighted average price (“VWAP”) to determine the number of shares underlying the Chief Executive Officer’s equity awards, based on the 90-day period ended December 31, 2024. The Compensation Committee selected this approach to reduce the impact of short-term stock price volatility and to provide a more representative valuation of the Company’s common stock at the time of grant. Additional detail regarding the equity awards granted to the Chief Executive Officer, including the number of shares and grant date fair value, is provided in the “Summary Compensation Table” included in this proxy statement.
2023 Long-Term Equity Grant. As previously disclosed, in November 2022, the Special Committee approved a long-term equity award to Mr. Paradise, a portion of which was delivered in PSUs ($8.625 million grant date fair value). granted on January 1, 2023 These PSUs vest over four, one-year periods (January 1, 2023 to December 31, 2023, January 1, 2024 to December 31, 2024, January 1, 2025 to December 31, 2025, January 1, 2026 to December 31, 2026) in each case subject to continuous service with the Company through each applicable vesting date and the attainment of certain corporate performance goals.
2025 Equity Awards Made to Other Named Executive Officers
The Compensation Committee approved an equity award to Mr. Franceschi with a target long-term equity incentive opportunity totaling $800,000 and was delivered through a mix of 50% performance-based PSUs and 50% time-based RSUs. The PSUs were subject to achievement of Company performance goals over a one-year performance period. These performance goals were based on NGR and Adjusted EBITDA (excluding litigation expenses). Following the conclusion of the performance period, the Compensation Committee determined that performance was achieved at 70% of target. The RSUs were fully vested on the date of grant (and were granted as part of his transition from our company).
Additional detail regarding these awards, including the number of shares and grant date fair value, is provided in the “Summary Compensation Table” included in this proxy statement.
Additional Information About Skillz’s Executive Compensation Program
Employee Stock Purchase Plan
In connection with the closing of the Skillz’s successful business combination with Flying Eagle Acquisition Corp. on December 16, 2020 (the “Business Combination”), we adopted the Skillz Inc. 2020 Employee Stock Purchase Plan (the “ESPP”), a broad-based benefit plan in which our employees, including our NEOs, may purchase shares of Skillz’s Class A Common Stock at up to a 15% discount. As of December 31, 2025, a total of 989,345 shares of Class A Common Stock were reserved for issuance pursuant to future grants under the ESPP. An additional 119,348 shares of Class A Common Stock were added to the share reserve as of January 1, 2026.
Employee Benefits
We provide standard health, dental, vision, life, and disability insurance benefits to our NEOs, on the same terms and conditions as provided to all other eligible employees. Our NEOs may also participate in our broad-based 401(k) plan, which includes a company match up to 3% of an employee’s eligible salary. The company match is fully vested at the time of the match.
We believe these benefits are consistent with the broad-based employee benefits provided at the companies with whom we compete for talent and therefore are important to attracting and retaining qualified employees. Skillz did not maintain any executive-specific benefit or perquisite programs in 2025.
Clawback Policy
In compliance with the requirements under Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), our Board has adopted a recovery (“clawback”) policy with respect to any annual incentive payment or long-term incentive payment that may be received by an executive officer, where such payment would be predicated upon achieving certain financial results that were subsequently the subject of a restatement of our financial statements, and a lower payment would have been made to

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the executive based upon the restated financial results. In such a case, the Board has the authority to seek to recover from the executive officer the amount by which such officer’s incentive payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results.
Hedging Policy
At Skillz, we believe that hedging transactions may permit a director, officer or employee to continue to own Company securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. These hedging transactions include use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. When an insider utilizes these hedging transactions, the director, officer or employee may no longer have the same objectives as the Company’s other stockholders. Therefore, all members of the Skillz Board, as well as all Skillz officers and employees are prohibited from engaging in any such hedging transactions.
Compensation Program Risk Assessment
Our Compensation Committee, together with its Compensation Consultant, assesses and considers potential risks when reviewing and approving our compensation policies and practices for our executive officers and our employees. We have designed our compensation programs, including our incentive plans, with features to address potential risks while rewarding participants for achieving financial and strategic objectives through prudent judgment and appropriate risk taking. We believe that our compensation policies and practices, taken as a whole, are not reasonably likely to have a material adverse impact on our business or our financial condition.
Employment Arrangements
All of our NEOs are employees-at-will and none of them have employment agreements with Skillz. Some of our executive officers have offer letters with the Company, including our NEOs:
Mr. Franceschi is party to an offer letter with the Company dated October 17, 2023, pursuant to which he serves as Chief Financial Officer of the Company (the “Franceschi Offer Letter”). He is paid a salary of $400,000 per year, and is eligible to receive annual target cash incentive compensation of $480,000 subject to achievement of certain performance goals. Mr. Franceschi is eligible for an annual RSU award equal to $400,000 of the Company’s Class A Common Stock, measured as of the grant date and subject to quarterly vesting over a one-year period.
Mr. Franceschi is eligible to receive an annual target PSU award equal to $400,000 of the Company’s Class A Common Stock determined as of the grant date and subject to achievement of certain performance goals.
In December 2025, as amended in March 2026, the Company entered into a transition and separation agreement (the “Transition Agreement”) with Mr. Franceschi. The Transition Agreement provides that Mr. Franceschi will remain our Chief Financial Officer through the earlier of (i) October 1, 2026 or (ii) a mutually agreed date following the appointment of a successor Chief Financial Officer. In exchange for a general release of claims and his compliance with certain restrictive covenants, Mr. Franceschi will, among other things, (a) receive his 2025 annual time-based RSUs with a grant date value equal to $400,000 as described above, (b) receive his 2025 annual PSUs with a grant date value equal to $400,000 as described above, (c) receive separation payments and benefits pursuant to the “Non-CIC Qualifying Termination” provisions of the Executive Severance Plan (which includes nine months of salary continuation, nine months of COBRA reimbursements and 100% equity acceleration of any unvested equity awards under the 2017 Plan, as defined below), and (d) be eligible to receive his earned but unpaid annual bonus for 2025, to be paid in the same manner and at the same time as for all other executive participants in the Company’s annual bonus program.
Mr. Patel is party to an offer letter with the Company (the “Patel Offer Letter”) dated March 7, 2024, pursuant to which he serves as Interim General Counsel. He is paid a salary of $630,000 per year, and is eligible to receive severance as a Tier 3 Executive and Covered Executive with respect to the Company’s Executive Severance Plan.
2025 Summary Compensation Table and Related Narrative
The following Summary Compensation Table shows information concerning the annual compensation for services provided to Skillz by our NEOs for the years ended December 31, 2025 and 2024. Certain other information is provided in the narrative footnotes following the Summary Compensation Table. All dollar amounts are rounded to the nearest whole dollar.

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Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Andrew Paradise	2025	600,000	—	1,797,141	5,452(4)	2,402,593
Chief Executive Officer	2024	525,000	—	—	5,452(4)	530,452
Gaetano Franceschi	2025	400,000	—	479,235	9,462(4)	888,697
Chief Financial Officer	2024	376,923(2)	—	424,180	82,846(5)	883,949
Nikul Patel	2025	630,000	—	—	6,175(4)	636,175
Interim General Counsel	2024	468,058(3)	—	—	—	468,058
(1)
The amounts reported in this column represent the aggregate grant date fair value of RSU awards granted to the NEOs, computed in accordance with FASB ASC Topic 718. See Note 13 to Skillz’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the 2025 fiscal year for additional information.

(2)	Mr. Franceschi was appointed as Chief Financial Officer effective January 8, 2024. Pursuant to an offer letter, Mr. Franceschi received a prorated annual base salary of $400,000.
(3)
Mr. Patel was appointed as Interim General Counsel effective March 10, 2024. Pursuant to an offer letter, Mr. Patel received a prorated annual base salary of $630,000. Prior to his appointment on March 10, 2024, Mr. Patel was a corporate secondee from King & Spalding LLP and received no compensation from Skillz.

(4)	Represents the value of 401(k) plan match contributions.
(5)	Consists of: (i) $75,000, which represents the value of a moving allowance provided to Mr. Franceschi; (ii) $7,846, which represents the value of 401(k) plan match contributions.
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table shows information regarding equity awards held by the NEOs that were outstanding as of December 31, 2025. Dollar amounts, except exercise prices, are rounded to the nearest whole dollar.

		Option Awards					Stock Awards
Name(1)	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)(3)	Market value of shares or units of stock that have not vested ($)(4)
Andrew Paradise	12/19/2025	—	—	—	—	—	19,047	82,093
	11/23/2022	—	—	—	—	—	452,889	1,951,952
	12/16/2020	—	—	498,000	353.60	12/16/2030	—	—
Gaetano Franceschi	12/19/2025	—	—	—	—	—	19,047	82,093
Nikul Patel(5)	None

(1)	All outstanding equity awards as of December 31, 2025, as reported in this table, are denominated in Class A Common Stock.
(2)
The stock options shown in this column were awarded to Mr. Paradise in connection with the closing of the Business Combination, and they vest as described under the heading “Closing Option Grants,” below.

(3)	The shares of restricted stock and restricted stock units shown in this column vest (or vested) as follows:
•
For Mr. Paradise’s November 23, 2022 RSU award, the RSUs listed in this column vest 25% on the first anniversary of the grant date and 6.25% in quarterly installments over the next three years. In addition, as required under SEC rules, the accounting grant date under FASB ASC Topic 718 is being reported here for Mr. Paradise’s RSU award, as opposed to the January 1, 2023 grant date set forth in his award agreement.

•
For Mr. Paradise’s December 19, 2025 RSU award, the RSUs listed in this column vest in twelve substantially equal installments over three years on each three month anniversary of January 1, 2025. In addition, as required under SEC rules, the accounting grant date under FASB ASC Topic 718 is being reported here for Mr. Paradise’s RSU award, as opposed to the January 1, 2025 grant date set forth in his award agreement.

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•
For Mr. Franceschi, the RSUs listed in this column vest in four substantially equal installments on each three month anniversary of January 1, 2025. In addition as required under SEC rules, the accounting grant date under FASB ASC Topic 718 is being reported here for Mr. Franceschi’s RSU award, as opposed to the January 1, 2025 grant date set forth in his award.

(4)
For purposes of this table, the market value of unvested shares of restricted stock is determined by multiplying the number of shares by $4.31, the closing price of a share of Class A Common Stock on December 31, 2025.

(5)	Mr. Patel was not eligible to receive equity awards.
Closing Option Grants
In connection with the closing of the Business Combination (and as set forth in the “Outstanding Equity Awards at 2025 Fiscal Year End” table above), Mr. Paradise received, pursuant to the Omnibus Plan, nonqualified stock options to purchase, respectively, 498,000 shares of Class B Common Stock and 102,000 shares of Class A Common Stock. The options will vest in three equal increments as follows: (i) one-third (1/3) of the options will vest and become exercisable as of the date, following the grant date, that the VWAP on the NYSE of a share of Class A Common Stock over a ten (10) trading day period equals or exceeds 3.0x the VWAP of the shares as of the closing date of the Business Combination, (ii) one-third (1/3) of the options will vest and become exercisable as of the date, following the grant date, that the VWAP of the shares equals or exceeds 4.0x the VWAP of the shares as of the closing date of the Business Combination, and (iii) one-third (1/3) of the options will vest and become exercisable as of the date, following the grant date, that the VWAP of the shares equals or exceeds 5.0x the VWAP of the shares as of the closing date of the Business Combination. The exercise price per share subject to these options is $353.60, the closing price of a share of Class A Common Stock on the closing date of the Business Combination.
Potential Payments Upon Termination or Change in Control
The Skillz Inc. Executive Severance and Change in Control Plan (the “Severance Plan”) was adopted by the Company in order to: (i) provide financial support to a select group of senior-level executives of Skillz, including the NEOs, in the period following the termination of their employment, (ii) recognize the valuable contributions made by eligible employees to the Company, and (iii) help attract and retain highly qualified employees who are essential to the Company’s success. Under the Severance Plan, a covered executive who experiences a qualifying termination is eligible to receive severance benefits based on the executive’s years of service and position, consisting of (i) cash severance equal to an amount ranging from three to eighteen months’ base salary, and (ii) healthcare continuation payments for a period ranging from three to eighteen months. In addition, an executive who experiences a qualifying termination in connection with a change in control (as such term is defined in the Omnibus Plan) is eligible to receive a portion of their target bonus.
Non-Change in Control Termination
Pursuant to the Severance Plan, in the event of a termination without cause or for good reason (each as defined in the Severance Plan), not in connection with a change in control, (i) Mr. Paradise would be eligible to receive severance benefits equal to 12 months of continued base salary and continued health and welfare coverage for 12 months, (ii) Mr. Franceschi would be eligible to receive severance benefits equal to 9 months of continued base salary and continued health and welfare coverage for 9 months and (iii) Mr. Patel would be eligible to receive severance benefits equal to 6 months of continued base salary and continued health and welfare coverage for 6 months. Any equity awards held by our NEOs that were granted under the Omnibus Plan in substitution for the pre-closing awards they had received under the Skillz Inc. 2017 Equity Incentive Plan (the “2017 Plan”), will also vest in full in the event of a termination by Skillz without cause or a resignation for good reason. The receipt of all severance benefits is subject to the NEO’s execution and non-revocation of a general release of claims. For purposes of these awards, “good reason” means, without the NEO’s consent, (i) the material reduction by Skillz of the executive’s duties, authority or responsibilities, taken as a whole, (ii) a material reduction in the executive’s target annual cash compensation (other than pursuant to a company-wide salary reduction applicable to similarly situated employees), (iii) a required relocation that increases the executive’s one-way commuting distance by more than 40 miles, or (iv) the failure of any successor to the Company to assume and agree to be bound by the terms and conditions of the Severance Plan. In addition, the RSUs and PSUs granted to Mr. Paradise in December 2025 include certain acceleration provisions, including that if Mr. Paradise is terminated other than for cause or resigns for good reason, then (i) 100% of any unvested RSUs will vest in full, (ii) the Compensation Committee will determine the extent to which the performance goals for the performance-based PSUs have been met, and any such performance-based PSUs will vest on a pro-rated basis, and (iii) any unvested tranche of the stock price-based PSUs will be eligible for pro-rata vesting through the end of the stock price-based PSU performance period.
Mr. Franceschi entered into the Transition Agreement in December 2025, which included the benefits above. In addition, under the Transition Agreement, he will (a) receive his 2025 annual time-based RSUs with a grant date value equal to $400,000 as described above, (b) receive his 2025 annual PSUs with a grant date value equal to $400,000 as described above, (c) be eligible to receive his earned but unpaid annual bonus for 2025, to be paid in the same manner and at the same time as for all other

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executive participants in the Company’s annual bonus program, (d) a cash bonus of $300,000 if he remains employed through October 1, 2026 and (e) a discretionary cash bonus of $300,000 if certain performance targets are satisfied. The Transition Agreement included a general release of claims and compliance with certain restrictive covenants.
The following table sets forth estimates of the benefits that our NEOs would have received in the event of a termination without cause or a resignation in a constructive termination or a termination due to death or disability, in each case not in connection with a change in control (assuming the termination occurred on December 31, 2025). For Mr. Franceschi the amounts included below represent the amounts he will be entitled to receive under the Transition Agreement.

Name	Cash Severance ($)	Equity Acceleration ($)	Continued Benefits ($)	Total ($)
Andrew Paradise(1)	600,000	923,564	23,690	623,690
Gaetano Franceschi(2)	300,000	—	22,008	322,008
Nikul Patel(3)	315,000	—	16,930	331,930

(1)
For Mr. Paradise, represents (i) the full acceleration of his 2025 RSUs. No performance-based PSUs or stock-price based PSUs are included in the table above, which would have represented, for the performance-based PSUs, the number of performance-based PSUs that would have vested had the performance period ended on December 31, 2025 (pro-rated for the partial performance period) and, for the stock-price based PSUs, a number of stock-price based PSUs (pro-rated for the partial performance period), because neither the performance-based goals or the stock-price based goals were achieved as of December 31, 2025. All of which are based on the closing price of our Class A Common Stock, as reported on the NYSE, of $4.31 per share as of December 31, 2025.

(2)	For Mr. Franceschi, the cash bonus amount assumes he remains through October 1, 2026 pursuant to his Transition Agreement.
(3)	For Mr. Patel, amount is pursuant to a customary separation agreement and release of claims.
Change in Control
Pursuant to the Severance Plan, if a termination without cause or for good reason occurs within the three months prior to or 12 months following the consummation of a change in control (a “CIC Qualifying Termination”), the Severance Plan instead would provide (i) Mr. Paradise with 18 months of base salary, payable in a lump sum, 1.5 times his target bonus for the year of termination, and continued health and welfare coverage for 18 months, and (ii) Mr. Patel with 6 months of base salary, payable in a lump sum, 0.5 times his target bonus for the year of termination, and continued health and welfare coverage for 6 months. The receipt of all severance benefits is subject to the NEO’s execution and non-revocation of a general release of claims.
In addition to the acceleration of Mr. Paradise’s 2025 RSUs and PSUs as described above upon a termination without cause or resignation for good reason (including in connection with a change in control), if a change in control occurs during the performance-based PSU performance period, the Compensation Committee will determine to what extent the performance goals have been achieved (pro-rated through the change in control). The performance-based PSUs will cease to be subject to any further performance conditions following a change in control and will vest, subject to Mr. Paradise’s continued service, at the end of the performance period or, if earlier, Mr. Paradise’s termination without cause or resignation for good reason. If a change in control occurs during the stock price-based PSU performance period, any unvested tranche of the stock price-based PSUs shall be eligible to vest as of the effectiveness of such change in control on a pro-rata basis at the end of the stock price-based PSU performance period.
The Severance Plan also provides that, in the event of a CIC Qualifying Termination, any outstanding and unvested time-based equity awards held by the NEOs under the Omnibus Plan will automatically vest in full, and any outstanding performance-vesting equity awards held by the NEOs under the Omnibus Plan will be treated as set forth in the Omnibus Plan and applicable award agreements (if any). The following table sets forth estimates of the benefits that our NEOs would have received in the event of a CIC Qualifying Termination (assuming the termination occurred on December 31, 2025). The table does not include any payments to Mr. Franceschi, as he is only eligible for the benefits described above under the Transition Agreement as of December 31, 2025 and was not eligible to receive any enhanced change in control severance.

Name	Cash Severance ($)	Equity Acceleration ($)(3)	Continued Benefits ($)	Total ($)
Andrew Paradise(1)	1,800,000	2,875,516	35,535	4,711,051
Nikul Patel(2)	315,000	—	16,930	331,930

27

(1)	Amounts reflect the sum of Mr. Paradise’s (i) base salary payment and (ii) the product of the target bonus and applicable bonus multiple.
(2)	Amount is pursuant to a customary separation agreement and release of claims.
(3)
Represents (i) for accelerated restricted stock units and restricted stock, the market value of the shares underlying the accelerated awards as of December 31, 2025, based on the closing price of our Class A Common Stock, as reported on the NYSE, of $4.31 per share and (ii) for accelerated stock options, the positive spread, if any, between the closing price of our Class A Common Stock, as reported on the NYSE, of $4.31 per share on December 31, 2025 and the applicable stock option exercise price. The column does not reflect stock options where the exercise price exceeds such closing price (for information about these stock options, see the “Outstanding Equity Awards at 2025 Fiscal Year End” table above). These amounts do not reflect whether the NEO has actually realized or will realize a financial benefit from the awards upon the vesting of the granted restricted stock units, performance stock units and stock options, the exercise of the granted stock options or the sale of the shares underlying the granted restricted stock units, performance stock units and stock options.

Executive Officer and Director Hedging Policy
The Company’s Insider Trading Policy prohibits the Company’s NEOs, other executive officers and directors from entering into hedging or monetization transactions involving our stock, from holding our securities in a margin account or pledging our securities as collateral for a loan. An excerpt of the policy is set forth below.
Hedging Transactions.
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Such hedging transactions may permit a director, officer or employee to continue to own Company securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as the Company’s other stockholders. Therefore, directors, officers and employees, as well as their family members and controlled entities, are prohibited from engaging in any such transactions.
Margin Accounts and Pledged Securities.
In order to avoid a margin sale or foreclosure sale at a time when a pledgor, who is a Company director, officer or employee, or their family members or controlled entities, is aware of inside information or otherwise is not permitted to trade Company securities due to a blackout period, no Company director, officer or employee, or their family members or controlled entities, may hold Company securities in a margin account or otherwise pledge (or hypothecate) Company securities as collateral for a loan without first obtaining prior approval from the Insider Trading Policy’s administrator (“Administrator”). Pre-clearance is required for such transactions because Company securities held in a margin account may be sold by the broker without the customer’s consent if the customer fails to meet a margin call and Company securities pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Any Company director, officer or employee, or their family members or controlled entities, preparing to pledge Company securities or hold such securities in a margin account must submit a request for approval to the Administrator at least two weeks prior to the proposed execution of documents evidencing the proposed pledge or margin account. In its request, such Company director, officer or employee, or their family members or controlled entities, shall:
•
enclose copies of the governing documents evidencing the proposed pledge or margin account, which governing documents must provide such person with the opportunity to substitute or provide additional collateral or to repay the loan before the pledged Company securities may be sold;

•
undertake to the Company (in form and manner satisfactory to the Administrator and the Company) (i) to maintain adequate financial capacity to repay the loan or cover the margin call, as applicable, without resort to the pledged Company securities and (ii) to substitute or provide additional collateral or repay the loan in the event of a borrower default or margin call, as applicable, at a time when such person is aware of inside information or otherwise is not permitted to trade Company securities due to a blackout period; and

•
undertake to provide to the Company such information as the Administrator and the Company may reasonably request to demonstrate the ability to satisfy the undertakings set forth in clauses (i) and (ii) above.

The above is not meant to restrict the rehypothecation or lending of securities held in a brokerage account; provided that the securities are permitted to be held in such account in accordance with the Insider Trading Policy.

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Pay Versus Performance
The below table sets forth the following information determined pursuant to the PvP disclosure rules for the previous three fiscal years (i) the total and average total compensation set forth in the Summary Compensation Table (“SCT”) for the Chief Executive Officer and the named executive officers as a group (excluding the Chief Executive Officer), respectively, (ii) the total and average total “compensation actually paid” (as determined in accordance with the PvP disclosure rules) for the Chief Executive Officer and the named executive officers as a group (excluding the Chief Executive Officer), respectively, and (iii) the Company’s cumulative Total Shareholder Return (“Cumulative TSR”).

					Value of Initial Fixed $100 Investment Based on(4):
Year(a)(1)	SCT Total for PEO(b)	Compensation Actually Paid to PEO(c)(2)	Average SCT Total for Non-PEO Named Executive Officers(d)(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(e)(2)	Total Shareholder Return(f)	Net Loss (thousands) (h)
2025	$2,402,593	$2,097,846	$762,436	$679,177	$0.95	$(70,408)
2024	$530,452	$(1,888,239)	$676,003	$573,498	$1.11	$(46,790)
2023	$545,259	$(5,326,369)	$555,134	$39,978	$1.37	$(101,360)

(1).	Mr. Paradise served as Principal Executive Officer (“PEO”) for all three years. The following individuals served as the Non-PEO NEOs for the covered years:
a.	For 2025, Messrs. Franceschi and Patel.
b.	For 2024, Messrs. Franceschi and Patel.
c.	For 2023, Messrs. Chafkin, Roswig, Dahlinghaus, and Ms. Edelman.
(2).
Represents Compensation Actually Paid (“CAP”) for our PEO and average CAP for our Non-PEO NEOs as a group, as computed in accordance with the PvP disclosure rules (determined as set forth below). The dollar amounts do not reflect the amounts of compensation ultimately earned or realized by our NEOs during the covered years.

(3).	Amounts reflected in this column represents the average “Total Compensation” from the SCT and CAP for our Non-PEO NEOs as a group for the covered years.
(4).
these columns reflect the Company’s Cumulative TSR and our Peer Group Cumulative TSR for each measurement period from December 31, 2022 through December 31, 2025. We have assumed that dividends have been reinvested. The resulting amounts assume that $100 was invested on December 17, 2020, in each of our Class A Common Stock and the stocks of our PvP Peer Group.

29

CAP is determined by taking the “Total Compensation” column amount from the SCT for each covered fiscal year and adjusting as follows for our PEO and Non-PEO NEOs, respectively:

Adjustments to Determine CAP for PEO
Covered Fiscal Year	2025	2024	2023
SCT Total for PEO	$2,402,593	$530,452	$545,259

Pension Adjustments
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	$—	$—	$—
Add pension value attributable to covered fiscal year’s “service cost”	$—	$—	$—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	$—	$—	$—
Equity Adjustments(i)
Subtract fair value (as of grant date) reported in the “Stock Awards” column in the SCT for the covered fiscal year	$(1,797,141)	$—	$—
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$929,993	$—	$—
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	$460,962	$—	$—
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$(312,493)	$(2,251,575)	$(6,040,542)
Add/Subtract the change in fair value from the prior year-end to the vesting date for equity awards granted in prior fiscal years that vested during covered fiscal year	$413,932	$(167,116)	$168,914
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during covered fiscal year	$—	$—	$—
Add incremental fair value (as of modification date) of equity awards modified during covered fiscal year	$—	$—	$—
Add dividends or other earnings paid on equity awards during covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	$—	$—	$—
TOTAL ADJUSTMENTS	$(304,747)	$(2,418,691)	$(5,871,628)
CAP	$2,097,846	$(1,888,239)	$(5,326,369)

30

Adjustments to Determine Average CAP for Non-PEO Named Executive Officers as a Group
Covered Fiscal Year	2025	2024	2023
Average SCT Total for Non-PEO Named Executive Officers	$762,436	$676,003	$555,134

Pension Adjustments
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	$—	$—	$—
Add pension value attributable to covered fiscal year’s “service cost”	$—	$—	$—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	$—	$—	$—
Equity Adjustments(i)
Subtract fair value (as of grant date) reported in the “Stock Awards” column in the SCT for the covered fiscal year	$(239,618)	$(212,090)	$(100,635)
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$27,555	$109,585	$69,007
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	$122,922	$—	$—
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$—	$—	$(401,365)
Add/Subtract the change in fair value from the prior year-end to the vesting date for equity awards granted in prior fiscal years that vested during covered fiscal year	$5,882	$—	$(37,011)
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during covered fiscal year	$—	$—	$(45,152)
Add incremental fair value (as of modification date) of equity awards modified during covered fiscal year	$—	$—	$—
Add dividends or other earnings paid on equity awards during covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	$—	$—	$—
TOTAL ADJUSTMENTS	$(83,259)	$(102,505)	$(515,157)
CAP	$679,177	$573,498	$39,978

(i)
The fair value or incremental fair value of all incentive equity awards is determined in accordance with ASC 718, “Compensation - Stock Compensation,” generally using the same assumptions used in determining the grant date fair value of our equity awards reflected in the Summary Compensation Table. Notwithstanding the foregoing, in order to properly value the option awards and market-based awards, we made appropriate adjustments to the grant date assumptions in our Black-Scholes and Monte Carlo valuation models, respectively. For our Black-Scholes model, we adjusted the assumptions to reflect changes in the stock price historical and implied volatility, expected life (including remaining vesting periods, remaining expiration periods and option gain levels), dividend yield and risk-free interest rates as of each measurement date. For our Monte Carlo model, we adjusted the assumptions to reflect changes in the stock price, historical and implied volatility, and risk free interest rates as of the relevant measurement date. The value of outstanding performance-based awards in the covered fiscal year is based upon the probable outcome of the performance conditions as of the last day of the fiscal year.

31

Narrative to the Pay versus Performance Table
As noted above, we are required to provide the above tabular and below narrative disclosures in order to comply with Item 402(v) of Regulation S-K. To view the data that our Compensation Committee finds most valuable in designing and administering our executive compensation program, see our disclosures under the “Compensation Discussion and Analysis” section of this proxy statement, which describe in detail how our current pay practices reflect our pay philosophy.
The following provides a description of the relationship between the CAP for our PEO and the average CAP of our Non-PEO named executive officers and the performance measures disclosed in the above table.
Relationship between CAP and the Company’s Cumulative TSR for FY 2023-2025
The following graphic depicts the relationship of the CAP received by our PEO and other NEOs in 2023, 2024 and 2025 to the Company’s Cumulative TSR.

CAP vs. Cumulative TSR 2023 - 2025
Compensation Actually Paid (CAP, $Mil)
$3.0
$2.0
$1.0
$-
$(1.0)
$(2.0)
$(3.0)
$(4.0)
$(5.0)
$(6.0)
Indexed Total Shareholder Return
130.00
110.00
90.00
70.00
50.00
30.00
10.00
-10.00
-30.00
-50.00
-70.00
2023
2024
2025
1.37
1.11
0.95
CAP to PEO
Avg. CAP to Other NEOs
Co. TSR

32

Relationship between CAP and Company Net Loss over FY 2023-2025
The following graphic depicts the relationship of the CAP received by our PEO and other NEOs in 2023, 2024 and 2025 to the Company’s Net Loss.

CAP vs. Net Loss
5.00
-
(5.00)
(10.00)
(15.00)
(20.00)
Compensation Actually Paid (CAP, $Mil)
$0
($20,000)
($40,000)
($60,000)
($80,000)
($100,000)
($120,000)
Net Loss ($Thousnads)
2023
2024
2025
$(101,360)
$(46,790)
$(70,408)
CAP to PEO
Avg. CAP to Non-PEO NEOs
Net Loss

All information provided above under the “Pay Versus Performance Disclosures” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

33

Equity Compensation Plan Information
The following table sets forth certain information, as of December 31, 2025, concerning shares of our Class A Common Stock authorized for issuance under the Omnibus Plan and the ESPP.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b) ($)(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c) (#)(2)
Equity compensation plans approved by stockholders(3)	1,987,250	$111.01	2,768,084
Equity compensation plans not approved by stockholders	—	—	—
Total	1,987,250	$111.01	2,768,084

(1)	Reflects the weighted average exercise price of outstanding stock options. Outstanding restricted stock units are not included as such awards do not have an exercise price.
(2)
Includes 1,778,739 shares available for issuance under the Omnibus Plan and 989,345 shares available for issuance under the ESPP. Pursuant to the evergreen provision in the Omnibus Plan, the number of Class A shares available for issuance increases automatically on January 1 of each calendar year beginning in 2021 in an amount equal to the lesser of (i) 5% of the aggregate number of outstanding shares of our Class A Common Stock on the final day of the immediately preceding calendar year and (ii) such smaller number of shares determined by our Board. As of January 1, 2026, 768,247 shares of Class A Common Stock were added to the Omnibus Plan share reserve pursuant to the evergreen provision. Pursuant to the evergreen provision in the ESPP, the number of Class A shares available for issuance increases automatically on January 1 of each calendar year of the Company beginning in 2021 in an amount equal to 1% of the aggregate number of outstanding shares of our Class A Common Stock on the final day of the immediately preceding calendar year. As of January 1, 2026, an additional 119,348 shares of Class A Common Stock were added to the share reserve as pursuant to the evergreen provision.

(3)
Includes 676,704 outstanding stock options and 1,310,546 outstanding restricted stock units under the Omnibus Plan. Amounts reported do not include 51,344 outstanding options assumed under the Omnibus Plan as Substitute Awards in connection with the Business Combination. The Substitute Award Options have a weighted average exercise price of $7.80.

34

The following table sets forth certain information, as of December 31, 2025, concerning shares of our Class B Common Stock authorized for issuance under the Omnibus Plan.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b) ($)(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c) (#)(2)
Equity compensation plans approved by stockholders(3)	498,000	$353.60	791,868
Equity compensation plans not approved by stockholders	—	—	—
Total	498,000	$353.60	791,868

(1)	Reflects the weighted average exercise price of outstanding stock options.
(2)
As of December 31, 2025, 791,868 shares of Class B Common Stock remained available for issuance under the Omnibus Plan. Pursuant to the evergreen provision in the Omnibus Plan, the number of Class B shares available for issuance increases automatically on January 1 of each calendar year beginning in 2021 in an amount equal to the lesser of (i) 5% of the aggregate number of outstanding shares of our Class B Common Stock on the final day of the immediately preceding calendar year and (ii) such smaller number of shares determined by our Board. Pursuant to the evergreen provision in the Omnibus Plan, as of January 1, 2026, 171,503 shares of Class B Common Stock were added to the share reserve.

(3)	Includes 498,000 outstanding stock options under the Omnibus Plan.

35

AUDIT COMMITTEE REPORT
In connection with its function to oversee and monitor the Company’s financial reporting process, the Audit Committee has (1) reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2025; (2) discussed with Deloitte & Touche LLP (“Deloitte”), the independent registered public accounting firm for the Company, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; (3) received the written disclosures and the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and (4) has discussed with Deloitte its independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2025, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
Members of the Audit Committee
Alexander Mandel (Chair)
Henry Hoffman
Gary Vecchiarelli
Shannon Demus

36

FEES OF INDEPENDENT ACCOUNTANTS
The Company’s independent registered public accounting firm, Deloitte, audited the Company’s financial statements for the fiscal year ended December 31, 2025. Deloitte was retained as the Company’s auditors starting in the fourth quarter of 2025. Grant Thornton LLP (“GT”), audited the Company’s financial statements for the fiscal year ended December 31, 2024.
The following table presents fees for professional services rendered by Deloitte for the year ended December 31, 2025 and by GT for the year ended December 31, 2024 (in thousands):

	2025	2024
Audit Fees(1)	$ 1,989	$ 3,086
Audit-Related Fees(2)	—	—
Tax Fees(3)	$748	—
All Other Fees	—	—
Total:	$ 2,737	$ 3,086

(1)
“Audit Fees” consist of fees and expenses billed for professional services rendered for the audit of our consolidated financial statements, audit of our internal control over financial reporting and services that were provided by Deloitte for fiscal 2025 and GT for fiscal 2024.

(2)
“Audit-Related Fees” consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	“Tax Fees” consist of fees billed for professional services relating to domestic and international tax compliance and advisory services.
Pre-Approval Policies and Procedures
The Audit Committee has sole authority to engage and determine the compensation of our independent registered public accounting firm. The Audit Committee is also directly responsible for evaluating the independent registered public accounting firm, reviewing, and evaluating the lead partner of the independent registered public accounting firm and overseeing the work of the independent registered public accounting firm. The Audit Committee annually pre-approves services to be provided by its independent registered public accounting firm and considers and is required to pre-approve the engagement of its independent registered public accounting firm for the provision of other services during the year. For each proposed service, the independent registered public accounting firm is required to provide detailed supporting documentation at the time of approval to permit the Audit Committee to make a determination as to whether the provision of such services would impair the independent registered public accounting firm’s independence, and whether the fees for the services are appropriate. All of the fees for audit, audit-related, tax and other services performed by Deloitte and GT in 2025 and 2024 were approved by the Audit Committee.

37

RATIFICATION OF RETENTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026 (PROPOSAL NO. 2)
Our Audit Committee retained Deloitte on December 11, 2025 as our independent registered public accounting firm for the year ending December 31, 2025. During the fiscal years ended December 31, 2024 and December 31, 2023, and through the GT Dismissal Date, neither the Company, nor anyone on its behalf, consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
A proposal will be presented at the Annual Meeting to ratify the retention of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026. Ratification of the retention of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of all of shares present in person or represented by proxy at the Annual Meeting. If the stockholders fail to ratify such selection, another independent registered public accounting firm will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage. Deloitte. Even if the retention of Deloitte is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determinesthat such a change would be in the best interests of the Company and its stockholders. We have been advised that a representative ofDeloitte will be present at the Annual Meeting and will be available to respond to appropriate questions and, if such person chooses to do so, make a statement.
Grant Thornton Dismissal
Effective December 11, 2025 (the “GT Dismissal Date”), the Audit Committee dismissed GT as the Company’s independent registered public accounting firm.The audit reports of GT on the Company’s consolidated financial statements for the fiscal year ended December 31, 2024 and December 31, 2023, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, auditscope, or accounting principles, except that their report on the consolidated financial statements for year ended December 31, 2024 included an explanatory note related to the adoption of Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280).During the fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through the GT Dismissal Date, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Companyand GT on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GT, would have caused it to make reference thereto in its audit reports on the financial statements of the Company for such years.
During the fiscal years ended December 31, 2024 and December 31, 2023, and through the GT Dismissal Date, there were no “report able events as defined under Item 304(a)(1)(v) of Regulation S-K, except with respect to the material weaknesses in internal control over financial reporting, as further described in the Company's annual reports on Form 10-K for the year ended December 31, 2024 and 2023and the quarterly reports on Form 10-Q for March 31, 2025, June 30, 2025 and September 30, 2025, related to (i) risk assessment, inwhich we did not: (a) design an effective risk assessment process based on the criteria established in the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) Framework, and (b) appropriately reassess and adequately design and implement controls over financial reporting, including with respect to identification and review of disclosures and monitoring controls, and with respectto providing the appropriate evidence of review of reconciliations, budgets, and key elements of the financial close process, (ii) information technology general controls, in which we did not maintain sufficient: (a) user access controls to ensure appropriate segregation of duties and adequately restrict user and privileged access to financial applications, programs, and data to appropriate Company personnel, (b) program change management controls to ensure that IT program and data changes affecting financial information technology applications and underlying records are identified, tested, authorized, and implemented appropriately, and (c) program operations controls, and (iii) internal control over financial reporting, in which (a) our controls related to properly evaluating accounting processes were not adequately designed, implemented or operating effectively including the lack of sufficient documentation or evidence retained to demonstrate management’s review over several financial statement areas, as it relates to the Company’s reconciliations, budgets, and key elements of the financial reporting process and (b) there was an inadequate review of complex accounting assumptions, together with a lack of qualified accounting personnel employed during the year. The above reportable events were discussed between the Audit Committee and GT, and GT has been authorized by the Company to respond fully to inquiries by Deloitte, the successor registered public accounting firm of the Company, concerning the reportable events.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE RETENTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026.

38

APPROVAL OF AMENDMENT TO THE SKILLZ INC. 2020 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE SKILLZ INC. 2020 OMNIBUS INCENTIVE PLAN (PROPOSAL NO. 3)
On April 30, 2026, our Board adopted, subject to stockholder approval, an amendment (the “Amendment”) to the Skillz Inc. 2020 Omnibus Incentive Plan, (the “Omnibus Plan”) to (i) increase the number of shares of our Class A common stock authorized for issuance under the Omnibus Plan by 3,000,000 shares and (ii) correspondingly increase by 3,000,000 shares the limit on the number of shares that can be issued under the Omnibus Plan pursuant to the exercise of “incentive stock options.” Our Board believes that the Amendment is in the best interests of our stockholders and the Company and recommends that our stockholders vote to approve the Amendment.
As of the Record Date, there were 12,435,460 shares of Class A common stock and 3,430,063 shares of Class B common stock remaining available for issuance under the Omnibus Plan. If our stockholders approve the Amendment, the number of shares of our Class A common stock remaining available for issuance under the Omnibus Plan will increase by 3,000,000 shares. In addition, under the existing terms of the Omnibus Plan, the number of shares available for issuance will increase by on the first day of each year beginning on January 1, 2027 and ending in and including January 1, 2030, equal to the lesser of (A) 5% of the outstanding shares of our Class A common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our Board or Compensation Committee.
If stockholders do not approve the Amendment, we expect there will be an insufficient number of shares available to make meaningful equity-based compensation awards in the future, which would negatively impact our ability to deliver competitive levels of compensation and effectively align employee and stockholder interests. Accordingly, we are proposing the Amendment to ensure the Company has a sufficient reserve of shares available to attract, retain and motivate selected employees, consultants and directors who are essential to the Company’s long-term growth and success.
Background on Share Request
We expect that the additional shares requested under the Amendment to the Omnibus Plan will support our anticipated equity award needs for approximately three years, based on current grant practices, projected hiring and retention needs across key functions, and historical usage levels. This estimate reflects our expected talent pipeline, including ongoing hiring in critical areas such as technology,product, and go-to-market roles, as well as retention considerations for existing employees.
In evaluating the requested share reserve, we considered our historical and projected burn rate relative to a peer group of similarly situated companies, as well as the potential dilutive impact to stockholders. The requested share increase is designed to position the Company within a competitive range of equity usage while maintaining a responsible approach to dilution. We have also assessed the resulting dilution under multiple share price scenarios to ensure the request is supportable and aligned with the equity utilization framework presented in our investor communications.
While these assumptions reflect our current expectations, future equity grant practices, share price performance, and hiring activity may vary, and the share reserve could ultimately be utilized over a shorter or longer period.
If stockholders do not approve the Amendment to the Omnibus Plan, we will be unable to continue granting meaningful equity awards as needed, which could prevent us from successfully attracting and retaining the highly skilled talent we need.
In light of the foregoing and the key equity metrics set forth below, our Board has determined that the number of shares to be added to the Omnibus Plan share reserve is reasonable and appropriate at this time.

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Summary of the Omnibus Plan as Amended by the Amendment
A summary of the principal provisions of the Omnibus Plan, as amended by the Amendment, is set forth below. This summary is qualified by reference to the full text of the Omnibus Plan as amended by the Amendment, which is attached as Exhibit A to this proxy statement.
Eligibility and Administration
Persons eligible to participate in the Omnibus Plan include members of our Board (currently comprised of six non-employee directors), approximately 93 employees of the Company and its subsidiaries (including four executive officers), and approximately 164 consultants of the Company and its subsidiaries, in each case, as determined by the plan administrator. In addition, only eligible recipients who are “qualified stockholders” (as such term is defined in the Articles of Incorporation) may receive awards under the Omnibus Plan that are denominated in shares of our Class B common stock.
The Omnibus Plan is administered by our Board with respect to awards to non-employee directors and by the Compensation Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the plan administrator herein), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of the Omnibus Plan, subject to its express terms and conditions. The plan administrator sets the terms and conditions of all awards under the Omnibus Plan, including any vesting and vesting acceleration conditions.
Shares Available for Awards and Share Limits
The total number of shares of our Class A common stock and our Class B Common stock, respectively, that will be reserved and that may be issued under the Omnibus Plan will automatically increase on the first trading day of each calendar year, (which started in 2021 and will end in 2030) by a number of shares equal to five percent (5%) of the total number of shares of our Class A common stock and our Class B common stock, respectively, outstanding on the last day of the prior calendar year. The plan administrator may act prior to January 1 of a given year to provide that there will be no increase in the share reserve for that year, or that the increase in the share reserve will be smaller than as provided in the Omnibus Plan.
Non-employee directors may only be granted and paid up to $750,000 (when taken together with any fees paid to such non-employee director) in compensation per fiscal year.
If an award granted under the Omnibus Plan is forfeited, canceled, settled, or otherwise terminated the shares underlying that award will again become available for issuance under the Omnibus Plan. However, none of the following shares will be available for issuance under the Omnibus Plan: (i) shares delivered to or withheld to pay withholding taxes or any applicable exercise price, or (ii) shares subject to any exercised stock-settled SAR or options. In addition, any shares tendered to exercise outstanding options or other awards or repurchased on the open market using exercise price proceeds will not be available for issuance under the Omnibus Plan. Any substitute awards shall not reduce the shares authorized for grant under the Omnibus Plan. Shares underlying awards that are subject to the achievement of performance goals will be counted against the share reserve based on the target value of the awards unless and until the awards become vested and settled in shares of common stock. In addition, awards that may be settled only in cash will not count against the share reserve.
Types of Awards
The Omnibus Plan provides for the grant of stock options, including incentive stock options (“ISOs”) and nonqualified stock options (“NSOs”), restricted stock, dividend equivalents, stock payments, RSUs, other incentive awards, SARs, and cash awards. Certain awards under the Omnibus Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Internal Revenue Code of 1986 (the “Code”), which may impose additional requirements on the terms and conditions of such awards. All awards under the Omnibus Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.
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Stock Options. The Omnibus Plan provides for grants of both nonqualified stock options and ISOs. A nonqualified stock option entitles the recipient to purchase our shares at a fixed exercise price. The exercise price per share will be determined by the plan administrator but such price will never be less than 100% of the fair market value of a share of common stock on the date of grant. Fair market value will generally be the closing price of a share of common stock on NYSE on the date of grant. Nonqualified stock options under the Omnibus Plan generally must be exercised within ten years from the date of grant. A nonqualified stock option is an option that does not meet the qualifications of an incentive stock option as described below.

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An ISO is a stock option that meets the requirements of Section 422 of the Code. ISOs may be granted only to employees and the aggregate fair market value of a share of common stock determined at the time of grant with respect to ISOs that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant.
Unless otherwise determined by the plan administrator, each vested and outstanding option granted under the Omnibus Plan will automatically be exercised on the last business day of the applicable option term, to the extent that, as of such date, (i) the exercise price of such option is less than the fair market value of a share, and (ii) the holder of such option remains actively in service.
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SARs. A SAR entitles the holder to receive an amount equal to the difference between the fair market value of a share of common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of our common stock on the grant date), multiplied by the number of shares of common stock subject to the SAR (as determined by the plan administrator). Unless otherwise determined by the plan administrator, each vested and outstanding SAR granted under the Omnibus Plan will automatically be exercised on the last business day of the applicable SAR term, to the extent that, as of such date, (i) the exercise price of such SAR is less than the fair market value of a share, and (ii) the holder of such SAR remains actively in service.

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Restricted Stock and RSUs. A restricted stock award is an award of shares of common stock that vest in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine in the award agreement whether the participant will be entitled to receive dividends on such shares of restricted stock.

A RSU is a right to receive shares or the cash equivalent of common stock at a specified date in the future, subject to forfeiture of such right. If the RSU has not been forfeited, then on the date specified in the restricted stock unit grant, we must deliver to the holder of the RSU unrestricted shares of common stock (or, in the plan administrator’s sole discretion, in cash equal to the shares that would otherwise be delivered, or partly in cash and partly in shares).
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Other Stock-Based Awards. We may grant or sell to any participant a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock, including unrestricted common stock or a dividend equivalent. A dividend equivalent is a right to receive payments, based on dividends with respect to shares of our common stock. To the extent that an award contains a right to receive dividends or dividend equivalents while the award remains unvested, the dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying award vests.

•	Other Cash-Based Awards. We may grant cash awards under the Omnibus Plan, including cash awards as a bonus or upon the attainment of certain performance goals.
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Performance-Based Awards. We may grant an award conditioned on satisfaction of certain performance criteria. Such performance-based awards also include performance-based restricted shares and restricted stock units. Any dividends or dividend equivalents payable or credited to a participant with respect to any unvested performance-based award will be subject to the same performance goals as the shares or units underlying the performance-based award.

If the plan administrator determines that an award under the Omnibus Plan will be earned subject to the achievement of performance goals, the plan administrator may select one or more performance criteria upon which to grant such award, which may include, but are not limited to, any one or more of the following: earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profit after tax; cash flow; revenue; sales; days sales outstanding; income; net income; operating income; net operating income, operating margin; earnings; earnings per share; return on equity; return on investment; return on capital; return on assets; return on net assets; total stockholder return; economic profit; market share; appreciation in the fair market value, book value or other measure of value of a share of common stock; expense/cost control; working capital; customer satisfaction; employee retention or employee turnover; employee satisfaction or engagement; environmental, health, or other safety goals; individual performance; strategic objective milestones; any other criteria specified by the plan administrator in its sole discretion; or, as applicable, any combination of, or a specified increase or decrease in, any of the foregoing.

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Certain Transactions
In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, extraordinary dividend, stock split or reverse stock split, combination or exchange of shares, or other change in corporate structure or payment of any other distribution, an equitable substitution or proportionate adjustment will be made, in each case, as may be determined by the plan administrator, in its sole discretion, in (i) the maximum number shares of common stock reserved for issuance, (ii) the kind, number and exercise price subject to outstanding options and SARs granted under the Omnibus Plan; provided, however, that any such substitution or adjustment with respect to options and SARs will occur in accordance with the requirements of Code Section 409A (and with respect to incentive stock options, in compliance with the rules of Code Section 424(a)), and (iii) the kind, number and purchase price of shares subject to outstanding restricted shares or other share based Awards, in each case as may be determined by the plan administrator, in its sole discretion; provided, however, that any fractional shares resulting from the adjustment will be eliminated. In addition, the plan administrator may provide, in its sole discretion, for the cancellation of any outstanding award (i) in exchange for payment in cash or other property having an aggregate fair market value of the shares of common stock covered by the award, reduced by the aggregate exercise price or purchase price per share, if any, and (ii) with respect to any awards for which the exercise price or purchase price per share is greater than or equal to the then current fair market value per share, for no consideration.
The plan administrator may provide in the applicable award agreement that an award will vest on an accelerated basis upon the participant’s termination of employment or service in connection with a change in control (as defined in the Omnibus Plan) or upon the occurrence of any other event that the plan administrator may set forth in the award agreement. If we are a party to an agreement that is reasonably likely to result in a change in control, the agreement may provide for: (i) the continuation of any award by us, if we are the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any award, provided, however, that any such substitution with respect to options and SARs will occur in accordance with the requirements of Code Section 409A; or (iv) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the change in control price or if the plan administrator determines that award cannot reasonably become vested pursuant to its terms, the award will terminate and be canceled without consideration.
Plan Amendment and Termination
The plan administrator may alter, amend, or terminate the Omnibus Plan at any time, but no amendment, alteration, or termination will be made that would adversely alter or impair the rights of a participant under any award without his or her prior written consent. Notwithstanding the foregoing, (i) approval of our stockholders will be obtained for any amendment that would require such approval in order to satisfy the requirements of Code Section 422, if applicable, any rules of the stock exchange on which the shares are traded or other applicable law, and (ii) without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the shares are listed or quoted, except as otherwise permitted under the Omnibus Plan, (A) no amendment or modification may reduce the exercise price of any option or SAR, (B) the plan administrator may not cancel any outstanding option or SAR and replace it with a new option or SAR, another award or cash and (C) the plan administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system. In addition, no modification of an award will, without the prior written consent of the participant, adversely alter or impair any rights or obligations under any award already granted under the Omnibus Plan.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Omnibus Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
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NSOs. If a participant is granted an NSO under the Omnibus Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in our common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

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ISOs. A participant should not recognize taxable income upon grant or exercise of an ISO. However, the excess of the fair market value of the shares of our common stock received upon exercise over the option exercise price is an item of

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tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs, and the participant will recognize ordinary income at the time of the disposition equal to the excess of the fair market value of the shares at the time of exercise over the exercise price (or if less, the amount realized in the disposition over the exercise price), with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
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Other Awards. The current federal income tax consequences of other awards authorized under the Omnibus Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Code Section 83(b) election, in which case ordinary income is recognized on the date of grant in an amount equal to the excess of the fair market value of the shares on the date of grant over the price paid, if any); and RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

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Limitation on the Employer’s Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

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Section 409A of the Code. Certain types of awards under the Omnibus Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Omnibus Plan and awards granted under the Omnibus Plan are generally intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code.

Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE OMNIBUS PLAN.

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QUESTIONS AND ANSWERS ABOUT THE
ANNUAL MEETING
Why did you send me this Proxy Statement?
We sent you this proxy statement because the Company is soliciting your proxy to vote at the Annual Meeting to be held on June 18, 2026, at 10:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/SKLZ2026 and at any postponements or adjournments of the Annual Meeting. This proxy statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.
Who can vote at the Annual Meeting?
Only stockholders as of the Record Date are entitled to vote at the Annual Meeting. The Record Date to determine stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 24, 2026. On the Record Date, there were 12,435,460 shares of Class A Common Stock and 3,430,063 shares of Class B Common Stock outstanding. Our Class A Common Stock and Class B Common Stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Each share of Class A Common Stock is entitled to one vote on each proposal and each share of Class B Common Stock is entitled to 20 votes on each proposal. Our Class A Common Stock and Class B Common Stock are collectively referred to in this proxy statement as our “Common Stock.” Our stockholders do not have cumulative voting rights in the election of directors.
Why did I receive a Notice of Internet Availability of Proxy Materials (the “Notice”) in the mail instead of a complete set of paper proxy materials?
We have elected to provide our proxy materials to our stockholders over the Internet as permitted by the rules of the SEC. As a result, we are mailing most of our stockholders a paper copy of the Notice, but not a paper copy of the proxy materials. This process allows us to provide our proxy materials to our stockholders in a timelier and more readily accessible manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet, and how to request a paper copy of the proxy materials. All stockholders who have previously elected to receive a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail until the stockholder terminates such election.
Why did I receive a complete set of paper proxy materials in the mail instead of a Notice of Internet Availability of Proxy Materials?
We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of the Notice. If you would like to reduce the environmental impact and the costs incurred by us in printing and distributing the proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card.
How many shares must be present to conduct the Annual Meeting?
We must have a quorum present in person or by proxy to conduct the Annual Meeting. A quorum is established when the holders of a majority in voting power of shares of Common Stock of the Company issued and outstanding and entitled to vote at the meeting is present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes (as described below) are counted for purposes of determining whether a quorum is present.
What matters are to be voted on at the Annual Meeting?
The agenda for the Annual Meeting is to:
1.	Elect eight directors and nominees named in this proxy statement to serve on the Board of Directors;
2.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	Approve an amendment to the Skillz Inc. 2020 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance under the Skillz Inc. 2020 Omnibus Incentive Plan; and
4.	Transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
As of the date of this proxy statement, we do not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.

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How does the Board recommend that I vote?
The Board recommends that you vote:
1.	FOR the election of each of our director nominees named in this proxy statement; and
2.	FOR the ratification of the retention of Deloitte & Touche LLP as our independent registered public accounting firm for 2026; and
3.
FOR the approval of an amendment to the Skillz Inc. 2020 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance under the Skillz Inc. 2020 Omnibus Incentive Plan.

How do I vote at the Annual Meeting?
Stockholders of record, who hold shares registered in their names, can vote by:

Internet www.proxyvote.com	Calling 1-800-690-6903 Toll-free from the U.S. or Canada	Mail Return the signed proxy card
Telephone and internet voting facilities for stockholders of record will be available 24 hours a day. You may vote over the telephone or via the Internet until 8.59 p.m. Pacific Time (11:59 p.m. Eastern Time) on June 17, 2026.
Stockholders of record and beneficial stockholders (following the directions below) may vote online during the Annual Meeting. You may cast your vote electronically during the Annual Meeting using the 16-digit control number included in the Notice, Materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number.
Beneficial owners, who own shares through a bank, brokerage firm, or other nominee, can submit their voting instructions by returning the voting instruction form, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker, or other nominee. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.
Even if you plan to participate in our Annual Meeting via virtual web conference, please cast your vote as soon as possible.
Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been signed and dated. If you vote your shares via the Internet, by telephone or by executing and returning a proxy card by mail but you do not provide specific instructions with respect to the proposals, your shares will be voted FOR the director nominees named in this proxy statement and FOR Proposals No. 2 and 3.
As of the date of this proxy statement, we do not know of any matters to be presented at the Annual Meeting except those described in this proxy statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
During the Annual Meeting, a list of stockholders entitled to vote will be available for examination at www.virtualshareholdermeeting.com/SKLZ2026. The list will also be available for 10 days prior to the Annual Meeting at our office in Las Vegas, Nevada at 6625 Badura Avenue, Las Vegas, Nevada 89118.
Can I vote my shares by completing and returning the Notice?
No. The Notice will, however, provide instructions on how to vote by telephone, by Internet, by requesting and returning a paper proxy card or voting instruction card, or by submitting a vote at the 2026 Annual Meeting.
May I change my vote?
Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting. To change your voting instructions, if you are a stockholder of record, you may submit another later dated proxy by telephone, Internet or mail or by voting your shares electronically on the virtual meeting platform at the Annual Meeting (your attendance at the Annual Meeting will not, by itself, revoke your proxy; you must vote in person at the Annual Meeting to revoke your proxy). If you are a beneficial owner and your shares are held in street name, you may change your voting instructions by submitting new voting instructions to your bank, broker, trustee or nominee, or if you have obtained a legal proxy from such entity giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting electronically on the virtual meeting platform.
What vote is required to elect directors and approve the other matters described in this Proxy Statement?
Because this is an uncontested election, the director nominees must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee) (Proposal No. 1). Abstentions and broker non-votes will have no effect on the outcome of the election of directors. In an uncontested election, our Bylaws provide that any incumbent director that fails to receive a majority of votes cast shall immediately tender his

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or her resignation. Our Board, in a process managed by the Nominating Committee and following a recommendation by that committee, must decide whether or not to accept the tendered resignation.
For the ratification and retention of Deloitte as our independent registered public accounting firm (Proposal No. 2), and approval of an amendment to the Skillz Inc. 2020 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance under the Skillz Inc. 2020 Omnibus Incentive Plan(Proposal No. 3), a majority of the votes cast by the holders of the shares of stock present or represented by proxy at the meeting and voting affirmatively or negatively on such matter will be required for approval. Abstentions and broker non-votes will have no effect on the outcome of Proposals 2 and 3. Absent specific instructions on Proposal No. 2, brokers are permitted to exercise voting discretion with respect to such proposal.
For additional information about broker non-votes see “How do I vote if my bank or broker holds my shares in ‘street name’?”
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered in your name on the Company’s books and records or with our transfer agent, you are the “stockholder of record” of those shares, and this proxy statement and accompanying materials have been provided directly to you by the Company. On the other hand, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will automatically put your shares into “street name” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name, but will keep records showing you as the “beneficial owner.” If you hold shares beneficially in street name, this proxy statement and accompanying materials have been forwarded to you by your broker, bank or other holder of record.
How do I vote if my bank or broker holds my shares in “street name”?
If you hold your shares in “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should refer to the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters (Proposal No. 2) but will not be permitted to exercise voting discretion with respect to non-routine matters (Proposals No. 1 and 3). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 2, your shares will be voted in such entity’s discretion. If you do not give your bank, broker or nominee specific instructions with respect to Proposals No. 1 or 3, your shares will not be voted on such proposal. This is called a “broker non-vote.” Shares represented by such broker non-votes will be counted in determining whether there is a quorum. We urge you to promptly provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the Annual Meeting.
How will the votes be counted at the Annual Meeting?
The votes will be counted by the inspector of election appointed for the Annual Meeting.
How will the Company announce the voting results?
The Company will report the final results of the voting at the Annual Meeting in a filing with the SEC on a Current Report on Form 8-K.
Who pays for the Company’s solicitation of proxies?
The Board is soliciting your proxy to vote your shares of Common Stock at our Annual Meeting. We have engaged Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and to provide voting and tabulation services for the Annual Meeting for an estimated cost of $25,000, plus expenses. We will bear the cost of soliciting proxies on behalf of the Company, including preparing, printing and mailing this proxy statement. Proxies may be solicited personally, by mail, email or by telephone by certain of our directors, officers, employees or representatives. Our directors and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials.
What is “householding” and how does it work?
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling
1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are

46

held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to Skillz Inc., 6625 Badura Avenue, Las Vegas, Nevada 89118, Attention: Investor Relations.
How do I participate in the Annual Meeting?
We are hosting the Annual Meeting through a virtual web conference. You will not be able to attend the meeting in person. You will be able to attend the virtual annual meeting, vote your shares electronically, and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/SKLZ2026 and entering your 16-digit control number included on your proxy card or on any additional voting instructions accompanying these proxy materials. The Annual Meeting will begin promptly at 10:00 a.m. Pacific Time. Online check-in will be available beginning at 9:30 a.m. Pacific Time. Please allow ample time for the online check-in process. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-person meeting.
As part of the Annual Meeting, we will hold a question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/SKLZ2026. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Are there rules of conduct for the Annual Meeting?
Yes, the rules of conduct for the Annual Meeting will be available by visiting www.virtualshareholdermeeting.com/ SKLZ2026. The rules of conduct will provide information regarding the rules and procedures for participating in the Annual Meeting.

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STOCKHOLDER PROPOSALS FOR 2027
ANNUAL MEETING OF STOCKHOLDERS
Stockholders who intend to present proposals at the Company’s annual meeting of stockholders in 2027 which will be included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act must send notice of their proposal to us so that we receive it no later than December 30, 2026 and must otherwise comply with the requirements of Section 14a-8. However, pursuant to such rule, if next year’s annual meeting of stockholders is held on a date that is more than 30 calendar days from June 18, 2027, then a stockholder proposal submitted for inclusion in our proxy statement for such annual meeting of stockholders must be received by us by a reasonable time before we begin to print and mail our proxy statement for such annual meeting of stockholders. Stockholders who intend to present proposals or nominations at next year’s annual meeting of stockholders other than pursuant to Rule 14a-8 (which will not be included in our proxy statement) must comply with the notice provisions in our Bylaws and the requirements under newly enacted Rule 14a-19. Under these requirements, the notice required under our Bylaws must be submitted between February 18, 2027 and March 20, 2027; provided, however, that if the date of next year’s annual meeting of stockholders is scheduled to be held more 30 calendar days before or more than 70 calendar days after June 18, 2027, such notice must be delivered not earlier than 120 days prior to the date of the next year’s annual meeting of stockholders and not later than the later of (A) the 90th day prior to such annual meeting of stockholders and (B) the tenth day following the day on which public disclosure of the date of such annual meeting of stockholders is first made. Stockholder proposals should be addressed to Skillz Inc., 6625 Badura Avenue, Las Vegas, Nevada 89118, Attention: Legal Department. Notice required under Rule 14a-19 must be postmarked or transmitted electronically to our principal executive office no later than April 19, 2027, except that if the date for next year’s annual meeting of stockholders has changed by more than 30 calendar days from the prior year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which we first make public announcement of the date of such annual meeting.
OTHER MATTERS
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.
Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which we filed with the SEC, including Skillz’s consolidated financial statements. If the person requesting the report was not a stockholder of record on April 24, 2026, the request must contain a good faith representation that he or she was a beneficial owner of our Common Stock at the close of business on that date. Requests should be addressed to Skillz Inc., 6625 Badura Avenue, Las Vegas, Nevada 89118, Attention: Legal Department.
YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE TODAY BY TELEPHONE, VIA THE INTERNET OR BY MAIL.

By Order of the Board of Directors,

Andrew Paradise Chief Executive Officer and Chairman of the Board of Directors

48

APPENDIX A
AMENDMENT TO SKILLZ INC.
2020 OMNIBUS INCENTIVE PLAN
AMENDMENT NO. 2 TO THE
SKILLZ INC. 2020 OMNIBUS INCENTIVE PLAN
This AMENDMENT NO. 2 to the SKILLZ INC. 2020 OMNIBUS INCENTIVE PLAN (this “Amendment”), is effective as of [•], 2026 (the “Effective Date”). Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Skillz Inc. 2020 Omnibus Incentive Plan, as amended (the “Plan”).
RECITALS
WHEREAS, Skillz Inc. (the “Company”) currently maintains the Plan; and
WHEREAS, pursuant to Section 13(a) of the Plan, the Board or the Committee (as defined in the Plan) may amend the Plan at any time; and
WHEREAS, the board of directors of Skillz Inc. approved and adopted a resolution for the Company and its stockholders to increase the share reserve available for issuance under the Plan, subject to the approval by the stockholders of the Company within 12 months following the date hereof;
NOW, THEREFORE, BE IT:
RESOLVED, that the Plan is hereby amended, effective as the Effective Date as follows:
1.	Section 4(a). Section 4(a) of the Plan is hereby amended and restated in its entirety as follows:
“Subject to adjustment in accordance with Section 5 of the Plan, the Administrator is authorized to deliver with respect to Awards granted under the Plan an aggregate of 4,983,463 shares of Class A Common Stock; provided, that the total number of shares of Class A Common Stock that will be reserved, and that may be issued, under the Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2021, by a number of Class A Common Shares equal to five percent (5%) of the total number of Outstanding Class A Shares on the last day of the prior calendar year. Notwithstanding the foregoing, the Administrator may act prior to January 1 of a given year to provide that there will be no such increase in the share reserve for that year or that the increase in the share reserve for such year will be a lesser number of Class A Common Shares than provided herein.”
2.	Section 7(b). Section 7(b) of the Plan is hereby amended and restated in its entirety as follows:
“Limits on Incentive Stock Options. If the Administrator grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Nonqualified Stock Options to the extent required by Code Section 422. Subject to Section 5, the maximum number of shares that may be issued pursuant to Options intended to be Incentive Stock Options is 4,983,463 Shares and, for the avoidance of doubt, such share limit shall not be subject to the annual adjustment provided in Section 4(b).”
3.	This Amendment shall be and is hereby incorporated in and forms a part of the Plan.
4.	Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.
[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

Skillz Inc.

By:
Andrew Paradise Chief Executive Officer and Chairman of the Board of Directors

A-2

SKILLZ INC.
6625 BADURA AVE
LAS VEGAS, NV 89118

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) on June 17, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SKLZ2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) on June 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by phone or Internet, please do not mail back this Proxy Card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96059-P53109

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SKILLZ INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Andrew Paradise	☐	☐	☐
1b. Anthony Cabot	☐	☐	☐
1c. Casey Chafkin	☐	☐	☐
1d. Henry Hoffman	☐	☐	☐
1e. Alexander Mandel	☐	☐	☐
1f. Kent Wakeford	☐	☐	☐
1g. Gary Vecchiarelli	☐	☐	☐
1h. Shannon Demus	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Meeting and Annual Report are available at www.proxyvote.com.

V96060-P53109

SKILLZ INC.
Annual Meeting of Stockholders
June 18, 2026 at 10:00 AM Pacific Time (1:00 PM Eastern Time)
This proxy is solicited on behalf of the Board of Directors of Skillz Inc.

The stockholder(s) hereby appoint(s) Andrew Paradise and Gaetano Franceschi, or each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SKILLZ INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Pacific Time (1:00 p.m. Eastern Time) on June 18, 2026, via the Internet through a virtual web conference at www.virtualshareholdermeeting.com/SKLZ2026 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side